As filed with the Securities and Exchange Commission on February 16, 2022

Registration Nos. 333-45592
and 811-10121

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 27	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 28	X

AMERICAN FAMILY VARIABLE ACCOUNT II
(Exact Name of Registrant)

AMERICAN FAMILY LIFE INSURANCE COMPANY
(Name of Depositor)

6000 American Parkway, Madison, Wisconsin 53783-0001
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: 1-800-MY AMFAM (1-800-692-6326)

Krystle L. Garcia, Esq.
American Family Life Insurance Company
6000 American Parkway, Madison, Wisconsin 53783-0001
(Name and Address of Agent for Service)

Copy to:
Thomas E. Bisset
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980

It is proposed that this filing will become effective:
immediately upon filing pursuant to paragraph (b) of Rule 485 on May 1, 2022 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485
X	on May 1, 2022 pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered: Flexible Premium Variable Annuity Contracts

Variable Annuity Prospectus	May 1, 2022

American Family Variable
Annuity Contract
Flexible Premium Variable Annuity
issued by
American Family Life Insurance Company
through the
American Family Variable Account II
administered by
Kansas City Life Insurance Company
The American Family Variable Annuity Contract (the “Contract”) currently has 11 funding choices – one Fixed Account (paying a guaranteed minimum fixed rate of interest) and 10 Subaccounts.
For information regarding portfolio fees and expenses, see “Fee Table – Annual Portfolio Operating Expenses.”
The Contract is not available to new purchasers.
Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Contract.
We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. (It is legally a part of this prospectus.)
The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Us. You may also read and copy these materials at the SEC’s public reference room in Washington, D.C. Call 1-800-SEC-0330 for information about the SEC’s public reference room.
Variable annuity contracts involve certain risks, and you may lose some or all of your investment.
•	The investment performance of the portfolios in which the Subaccounts invest will vary.
•	We do not guarantee how any of the portfolios will perform.
•	The Contract is not a deposit or obligation of any bank, and no bank endorses or guarantees the Contract.
•	Neither the U.S. Government nor any Federal agency insures your investment in the Contract.
The tax deferral feature of the variable annuity provides no additional benefit beyond the tax deferral of a qualified retirement plan. If you intend to use the variable annuity to fund a tax-qualified retirement plan, such as an IRA, you should have reasons other than tax deferral for doing so.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC and is available at Investor.gov.
A summary prospectus or prospectus for each of the portfolios available through the Variable Account must accompany this prospectus. Please read these documents before investing and save them for future reference.
The Securities and Exchange Commission (“SEC”) Has Not Approved or Disapproved the Contract or Determined That This Prospectus Is Accurate or Complete. Any Representation to the Contrary Is a Criminal Offense.

Glossary
For your convenience, We are providing a glossary of the special terms We use in this prospectus.
Accumulation Period
The period of time beginning on the Annuity Contract Date and ending on the earlier of:
•	the Annuity Commencement Date; or
•	the date this Contract terminates.
Accumulation Value
The amount during the Accumulation Period calculated as:
•	the Variable Account Accumulation Value; plus
•	the Fixed Account Accumulation Value.
Administrative Service Center
An office to which the Owner should direct all inquiries and correspondence regarding the Contract, including items such as Beneficiary changes and requests for surrender, partial surrenders and transfers. The address of the Administrative Service Center is P.O. Box 219409, Kansas City, Missouri 64121-9409. The telephone number of the Administrative Service Center is 1-877-781-3520.
American Family, We, Us, Our
American Family Life Insurance Company.
Annuitant
The person named as the proposed Annuitant on the Application or named as the Joint Annuitant, whose life determines the benefits payable.
Annuity Commencement Date
The date, unless later changed, on which We base the beginning date of the income payments.
Annuity Contract Date
The date shown on the Contract schedule that determines each:
•	Contract year;
•	Contract anniversary; and
•	Contract month.
Application
The form completed by the proposed Annuitant(s) and/or proposed Owner when applying for coverage under the Contract. This includes any amendments or endorsements or supplemental applications.
Attained Age
The Annuitant’s age, at his/her nearest birthday.
Beneficiary
The person selected to receive the Death Benefit if an Owner dies before the Annuity Commencement Date or upon the death of the Annuitant.
Business Day
A day when the New York Stock Exchange is open for trading, except for any day that a Subaccount’s corresponding investment option does not value its shares. Assets are valued at the close of the Business Day, the close of the New York Stock Exchange (typically 4:00 p.m. Eastern Time).
Code
The Internal Revenue Code of 1986, as amended.
Death Benefit
The amount that We will pay upon the death of the Owner or the Annuitant.
Fixed Account
An account in which the Accumulation Value accrues interest at no less than the guaranteed minimum rate. The Fixed Account is part of Our General Account.
Fixed Account Accumulation Value
The amount under the Annuity Contract in the Fixed Account.
Free-Look Period
The period during which you may examine the Contract and receive a refund by either returning the Contract to Us or providing written notice of cancellation.
Fund
An open-end diversified management investment company or unit investment trust in whose Portfolio a Subaccount invests.
General Account
All Our assets other than those allocated to the Variable Account or any other separate account. We have complete ownership and control of the assets of the General Account.
Good Order
This means the actual receipt by Us of the instructions relating to a transaction in writing – or when appropriate by telephone – along with all forms, information and supporting legal documentation (including any required consents) We require in order to effect the transaction. To be in “good order,” instructions must be sufficiently clear so that We do not need to exercise any discretion to follow such instructions.
Income Payments
The amount that the Proceeds or Death Benefit will provide when applied under a settlement option of this Contract. Payments can be made on a monthly, quarterly, semiannual or annual basis.
Issue Date
The date that this Contract was issued.
Owner (you, your)
The person named in the Application as the Owner, unless later changed according to the conditions and provisions of this Contract.
Planned Premium
The amount that the Owner requests to be billed, unless later changed.
Premium Tax
The amount of tax, if any, charged by a Federal, state, or other governmental entity on premium payments or contract values.

Proceeds
The amount We pay subject to the Contract’s provisions:
•	upon the surrender or partial surrender of this Contract; or
•	upon full or partial annuitization.
Remittance Processing Center
An address to which the Owner should send all premium payments. The address of the Remittance Processing Center is P.O. Box 219399, Kansas City, Missouri 64121-9399.
SEC
The Securities and Exchange Commission, a United States government agency.
Surrender Charge
The contingent deferred sales charge is an amount subtracted from the Accumulation Value during the first nine years after each premium payment date upon surrender or partial surrender of the Contract.
Surrender Value
An amount equal to: the Accumulation Value on the surrender date; minus any Surrender Charge, any applicable state Premium Tax and any portion of the annual contract fee due Us.
Valuation Period
The time between the close of business on a Business Day (typically 4:00 p.m. Eastern Time) and the close of business on the next Business Day.
Variable Account
American Family Variable Account II.
Variable Account Accumulation Value
The amount under the Contract in the Variable Account.

Important Information You Should Consider About the Contract

FEES AND EXPENSES
Charges for Early Withdrawals
If you surrender or partially surrender (withdraw money from) your Contract during the first nine Contract years, a Surrender Charge of up to 8% will be deducted.  In the tenth Contract year and after, there is no Surrender Charge.
For example, if you purchased a Contract and were to partially surrender (withdraw) $100,000 during the surrender charge period, you would be assessed a maximum charge of $8,000 on the amount surrendered.

Reference “Fees and Charges – Surrender Charge”

Transaction Charges	In addition to Surrender Charges, you may be charged for other transactions such as when you complete more than 12 transfers during a Contract year. Reference “Transfers Between Investment Options”
Ongoing Fees and Expenses (Annual Charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to you contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract	1.15% [1]	1.15% [1]
	Investment options (Portfolio Company fees and expenses)	0.15% [2]	0.86% [2]
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Surrender Charges that substantially increase costs.

	Lowest Annual Cost: $[Insert]	Highest Annual Cost: $[Insert]
Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Portfolio Company fees and expenses
• No optional benefits
• No sales charges
• No additional purchase payments, transfers, or withdrawals

Assumes:
• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of Portfolio Company fees and expenses
• No optional benefits
• No sales charges
• No additional purchase payments, transfers, or withdrawals

Reference “Fee Table”, “Fees and Charges”, and “Appendix A: Portfolio Companies Available Under the Contract”

1 We calculate the Base Contract fee by dividing the total amount we receive from the annual contract fee, mortality and expense risk charge, and asset-based administrative charge for the last fiscal year by the total average net assets attributable to the Contracts for that year.
2 As a percentage of Portfolio assets.

RISKS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal. Reference “Principal Risks of Investing in the Contract – Investment Risk”
Not a Short-Term Investment
This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
Surrender Charges apply for up to nine Contract years and will reduce the value of your Contract if surrenders are made during that time.
The tax deferral benefit is more beneficial to investors with a long time horizon.

Reference “Principal Risks of Investing in the Contract – Surrender and Partial Surrender (withdrawal) Risks”

Risks Associated with Investment Options
Investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of each of the Subaccounts. The Subaccounts and the Fixed Account each have their own unique risks. You should review all of the investment options before making an investment decision.

Reference “Principal Risks of Investing in the Contract – Investment Risk”

Insurance Company Risks
Any obligations, guarantees, and benefits of the contract, including the Fixed Account investment option, are subject to the claims-paying ability of American Family Life Insurance Company.  If American Family experiences financial distress, it may not be able to meet its obligations to you. More information about the financial condition of American Family Life Insurance Company is available upon request by contacting Our Administrative Service Center.

Reference “The Fixed Account”

RESTRICTIONS
Investments
The first 12 transfers during each Contract year are free.  We will assess a transfer processing fee of $25 for each additional transfer during such Contract year.
We reserve the right to remove or substitute Portfolio Companies as investment options.

Reference “Transfers Between Investment Options” and “The Portfolios – Portfolio Management Fees and Charges”

Optional Benefits	This Contract does not offer optional benefits for purchase.
TAXES
Tax Implications
Earnings on your contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 ½. The tax advantages provided by a variable annuity are already available with tax-qualified plans, including IRAs and Roth IRAs. You should purchase the Contract within a tax-qualified plan only for reasons other than tax deferral. We encourage you to consult your own tax adviser before making a purchase of the Contract.

Reference “Federal Tax Matters”

CONFLICTS OF INTEREST
Investment Professional Compensation
Commissions are paid to broker-dealers for the sale of Contracts. In addition, we may pay an asset-based commission or other amounts in certain circumstances. All or some of the payments received from Funds under distribution plans pursuant to Rule 12b-1 may be passed on to selling firms. This conflict of interest may influence your investment professional to recommend this Contract over another investment.

Reference “Other Information – Distribution of the Contracts” and “The Portfolios – Portfolio Management Fees and Charges”

CONFLICTS OF INTEREST
Exchanges
Some broker-dealers may have a financial incentive to offer a new contract in place of your existing Contract. You should replace (exchange) your existing Contract only when you determine that the new contract is better for you, after comparing the features, fees, and risks of both contracts.

Reference “Other Information – Replacement of Contracts”

Overview of the Contract
These highlights provide only a brief overview of the more important features of the Contract. More detailed information about the Contract appears later in this prospectus. Please read the remainder of this prospectus carefully.
Purpose
An annuity is a contract between you (the Owner) and an insurance company (American Family Life Insurance Company) in which you agree to make one or more payments to Us and, in return, We agree to pay a series of payments to you at a later date.  The Contract is designed for investors seeking long term tax deferred accumulation of funds. The goal for this accumulation is generally retirement, but may be for other long term investment purposes. We offer the Contract as both a Qualified Contract and a Non-Qualified Contract.
Phases of the Contract
Your Contract has two phases.
Phase 1: Accumulation Period: During the Accumulation Period, you can allocate money to any combination of investment options. You will have the opportunity to allocate premiums to the Subaccounts and the Fixed Account. The Fixed Account has a minimum guaranteed interest rate of 3%. The assets of each Subaccount are invested in a corresponding Fund. Any earnings on your investments accumulate tax-postponed until they are withdrawn. More information about the Funds, including a list of Funds available and the investment objectives of each Fund, is provided in the Appendix. See “Appendix A: Portfolio Companies Available Under the Contract.”
Phase 2: Payout Period: The payout period begins once annuitize and start receiving regular income payments from the Contract. The money you can accumulate during the Accumulation Period will directly determine the dollar amount of any income payments you receive. If you annuitize, you will be unable to make withdrawals, and the Death Benefits will terminate.
Contract Features
The American Family Variable Annuity Contract is a special kind of annuity that features:
•	Flexible Premiums – you may add premium payments at any time during the Accumulation Period.
•	Tax-Postponement – you generally do not have to pay taxes on earnings until you take money out by surrender, partial surrender, or We make income payments to you, or We pay the Death Benefit.
•
Variable Investments – you can direct your premium into any of ten Subaccounts. Each Subaccount invests exclusively in a single portfolio of a fund. The money you invest in the Subaccounts will fluctuate daily based on the performance of the portfolios. You bear the investment risk on the amounts you invest in the Subaccounts.

You can also direct money to the Fixed Account. Amounts in the Fixed Account earn interest annually at a fixed rate that is guaranteed by Us never to be less than 3%, and may be more. We guarantee the interest, as well as principal, on money placed in the Fixed Account.
How to Invest
You can pay an additional premium of $50 or more at any time before the Annuity Commencement Date. You must send all premium payments after the initial premium payment to Our Remittance Processing Center. Alternatively, you may authorize Us to draw on an account by electronic debit.
We may limit the total premium(s) paid to Us during any Contract year.
The Contract is not available to new purchasers.
Transfers
You have the flexibility to transfer assets within your Contract. At any time during the Accumulation Period and after the first 20 days following the date We issue the Contract, you may transfer amounts among the Subaccounts and between the Fixed Account and the Subaccounts. Certain restrictions apply.
•
Transfers from one or more Subaccounts to the Fixed Account, from the Fixed Account to one or more Subaccounts or among the Subaccounts must be at least $250 or the total Accumulation Value in the Subaccount(s) or Fixed Account, if less.

•	Only one transfer may be made from the Fixed Account each Contract year.
•
You may not transfer more than the greater of 25% of the Accumulation Value in the Fixed Account as of the date of transfer, or the amount transferred from the Fixed Account during the preceding year. If such transfer causes the Accumulation Value in the Fixed Account to fall below $1,000, We will transfer the full Accumulation Value. Because of the limits on the amount of Accumulation Value that may be transferred from the Fixed Account at any one time, it may take a number of years to transfer all of the Accumulation Value in the Fixed Account.

You may make 12 free transfers each Contract year. We impose a $25 charge per transfer on each transfer after the twelfth during a Contract year. Transfers made under the asset reallocation and dollar cost averaging programs do not count toward the 12 free transfers. (For Oregon contracts only: each transfer after the twelfth transfer in a Contract year is subject to Our approval.)

Automatic Asset Reallocation Program
Under the automatic asset reallocation program, We will automatically transfer amounts monthly, quarterly, semi-annually, or annually to maintain a particular percentage allocation among the Subaccounts. Automatic asset reallocation is available only during the Accumulation Period. You cannot choose the Automatic Asset Reallocation Program if you are participating in the Dollar Cost Averaging Program.
Dollar Cost Averaging Program
The dollar cost averaging program permits you to systematically transfer (on a monthly, quarterly, semi-annual, or annual basis) a set dollar amount from the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount to the other Subaccounts. Dollar cost averaging is available only during the Accumulation Period. The minimum transfer amount is $250. You cannot choose the Dollar Cost Averaging Program if you are participating in the Automatic Asset Reallocation Program.
Access to Your Money
During the Accumulation Period, you may request a partial surrender of part of your Accumulation Value or you may also fully surrender the Contract and receive its Surrender Value.
Partial surrenders are subject to the following conditions:
•	the minimum amount you can withdraw is $250; and
•	you may not make a partial surrender if the withdrawal plus the Surrender Charge and the partial surrender processing fee would cause the Accumulation Value to fall below $1,000.
Surrenders and partial surrenders may be subject to a Surrender Charge. In any Contract year after the first, you may withdraw a portion of your Accumulation Value, called the free withdrawal amount, without incurring a Surrender Charge.
You may have to pay Federal income taxes and a penalty tax on any money you fully or partially surrender from the Contract.
Death Benefit
We will pay a Death Benefit on the death of the Annuitant or Owner before the Annuity Commencement Date.
The Death Benefit equals the greater of:
•
the Accumulation Value on the later of the date that We receive due proof of death and the date when We receive the Beneficiary’s instructions on payment method at Our Administrative Service Center (We must receive payment instructions within 60 days of the date of death); or

•	the minimum Death Benefit. The minimum Death Benefit equals the sum of all premium payments, minus reductions for partial surrenders.
If the Annuitant or Owner is Attained Age 80 or older at the time of death, the Death Benefit is the Accumulation Value as determined above.
Settlement Options
The Contract allows you to receive income payments under one of six settlement options beginning on the Annuity Commencement Date you select if the Contract has been in force at least five years. The latest Annuity Commencement Date you may select is the Contract anniversary when the oldest Annuitant is age 95. You may receive income payments for a specific period of time, or for life with or without a guaranteed number of payments.
We will use your Accumulation Value (less any applicable Premium Taxes) on the Annuity Commencement Date to fund your income payments under the settlement option you choose.

Fee Table
The following tables describe the fees and expenses that are payable when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that are payable at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Accumulation Value among the Subaccounts and the Fixed Account. State Premium Taxes may also be deducted.
Your Transaction Expenses	Guaranteed Maximum Charge	Current Charge
Partial Surrender Processing Fee	2% of amount withdrawn up to $25	2% of amount withdrawn up to $25
Surrender Charge (as a percentage of your premium payment)[3]	8%	8%
Transfer Fee[4]	$25	$25
[3]
We do not assess a Surrender Charge on Death Benefit payments or the free withdrawal amount. We do assess a Surrender Charge if you surrender your Contract, partially surrender its Surrender Value, or annuitize under the Contract in certain cases. See “Fees and Charges – Surrender Charge.”

[4]	We waive the transfer fee for the first twelve transfers in a Contract year. We assess a charge of $25 for the thirteenth and each additional transfer in a Contract year.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including the fees and expenses for each portfolio.
Your Periodic Expenses	Guaranteed Maximum Charge	Current Charge
Annual Contract Fee[5]	$50	$30
Base Contract Expenses (as a percentage of average daily net assets in the Subaccounts)[6]	1.15%	1.15%

[5]
We will also deduct a pro rata portion of this fee on the Annuity Commencement Date or the date you surrender your Contract. We currently waive deduction of the charge for Contracts whose Accumulation Value is $20,000 or over on the date of assessment.

[6]	The Base Contract Expenses include a mortality and expense risk charge of 1.00% and an asset-based administrative charge of 0.15%.
The next table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Contract. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the fiscal year ended December 31, 2021. A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.
Annual Portfolio Operating Expenses[7]	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets include management fees, distribution [and/or service] (12b-1) fees, and other expenses)	0.15%	0.86%
[7]	Some portfolios may impose a redemption fee of up to 2% of the amount withdrawn to deter frequent trading activity.

Examples
The Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, annual contract fee, mortality and expense risk charge, administrative charge, and portfolio fees and expenses.
Each Example assumes that you invest $100,000 in the Contract for the time periods indicated and that your investment has a 5% return each year.
Example 1
The first Example immediately below assumes the maximum fees and expenses of any of the portfolios as set forth in the “Annual Portfolio Operating Expenses” table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as described below.
(1)	If you decide to fully surrender your Contract at the end of the applicable time period and surrender charges are deducted:
1 Year	3 Years	5 Years	10 Years
$10,195	$12,768	$15,597	$24,881
(2)	If you decide not to surrender your Contract (Surrender charges are not deducted):
1 Year	3 Years	5 Years	10 Years
$2,195	$6,768	$11,597	$24,881

Example 2
The second Example immediately below assumes the minimum fees and expenses for any of the portfolios as set forth in the “Annual Portfolio Operating Expenses” table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as described below.
(1)	If you decide to fully surrender your Contract at the end of the applicable time period and surrender charges are deducted:
1 Year	3 Years	5 Years	10 Years
$9,418	$10,406	$11,610	$16,670
(2)	If you decide not to surrender your Contract (Surrender charges are not deducted):
1 Year	3 Years	5 Years	10 Years
$1,418	$4,406	$7,610	$16,670
The current annual contract charge of $30 is reflected as an annual charge of 0.091% of accumulation value. This amount is based on the number of contracts inforce at the beginning of the year times the $30 policy fee, divided by the average account value during the year. The guaranteed maximum contract charge of $50 is reflected as an annual charge of 0.152%. We determined the annual charge of 0.152% by multiplying the current annual charge of 0.091% by the ratio of the guaranteed maximum contract charge of $50 divided by the current annual contract charge of $30.
Please remember that the examples are simply illustrations and do not represent past or future expenses.
Your actual expenses may be higher or lower than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples.

Principal Risks of Investing in the Contract
Investment Risk
If you invest your Accumulation Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Accumulation Value will decrease. There is no minimum guaranteed Accumulation Value. The Accumulation Value may decrease if the investment performance of the Subaccounts (to which Accumulation Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract. During times of poor investment performance, these deductions will have an even greater impact on your Accumulation Value. You could lose everything you invest. If you allocate net premiums to the Fixed Account, then we credit your Fixed Account Accumulation Value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a minimum guaranteed interest rate. See “The Fixed Account” and “Investment Performance of the Subaccounts.”
Tax Risks
Under existing tax law there generally should be no federal income tax on increases in the Accumulation Value until a distribution under the Contract occurs. A distribution includes an actual distribution of funds such as a surrender or annuity payment. However, a distribution also includes a pledge or assignment of a Contract. Generally, all or part of any distribution is taxable as ordinary income. In addition, a penalty tax may apply to certain distributions made prior to the Owner reaching age 59½. Special tax rules apply to Qualified Contracts, and distributions from certain Qualified Contracts may be subject to restrictions. Governing federal tax statutes may be amended, revoked, or replaced by new legislation. Changes in interpretation of these statutes may also occur. We encourage you to consult your own tax adviser before making a purchase of the Contract. See “Federal Tax Matters.”
You should consult a qualified tax adviser for assistance in all Contract-related tax matters.
Surrender and Partial Surrender (withdrawal) Risks
During the first nine Contract years, we will deduct a Surrender Charge from the Accumulation Value when you surrender the Contract or make a partial surrender (withdrawal). We do not assess a Surrender Charge on:
•	the Death Benefit;
•	the withdrawal of premium payments you paid Us more than nine years ago;
•	Proceeds applied to a settlement option with a fixed payout period of at least five years;
•	Proceeds applied to a settlement option with a life contingency; or
•	the free withdrawal amount.
In no event will the total Surrender Charges we assess under a Contract exceed 8% of the total premiums paid.
You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Contract if you intend to surrender all or part of the Accumulation Value in the near future. We designed the Contract to meet long-term financial goals. The Contract is not suitable as a short-term investment.
A surrender or partial surrender may have tax consequences. See “Fees and Charges – Surrender Charge.”
Risk of Frequent Transfers
We have policies and procedures that attempt to detect frequent, large, programmed, or short-term transfers among the Subaccounts that may adversely affect other Owners and persons with rights under the Contracts. We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts. In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds. See “Transfers Between Investment Options – Additional Limitations on Transfers.”
Business Disruption and Cyber Security Risks
We rely heavily on interconnected computer systems and digital data to conduct Our variable product business activities. Because Our variable product business is highly dependent upon the effective operation of Our computer systems and those of Our business partners, Our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information. Such systems failures and cyber-attacks affecting Us, the portfolios, intermediaries and other affiliated or third-party service providers may adversely affect Us and your Accumulation Value. For instance, systems failures and cyber-attacks may interfere with Our processing of Contract transactions, including the processing of orders with the portfolios, impact Our ability to calculate Accumulation Value, cause the release and possible destruction of confidential Owner or business information, impede order processing, subject Us and/or Our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the portfolios invest, which may cause the portfolios underlying your Contract to lose value. There can be no assurance that We or the portfolios or Our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, floods, earthquakes, epidemics, pandemics, malicious acts, and terrorist acts, which could adversely affect Our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic, could affect the ability, or willingness, of Our workforce and employees of service providers and third party administrators to perform their job responsibilities. Even if Our workforce and employees of Our service providers and third party administrators were able to work remotely, those remote work arrangements could result in Our business operations being less efficient than under normal circumstances and lead to delays in Our processing Contract-related transactions, including orders from Owners. Catastrophic events may negatively affect the computer and other systems on which We rely and may interfere with Our ability to receive, pickup and process mail, Our processing of Contract-related transactions, impact Our ability to calculate Accumulation Value, or have other possible negative impacts. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that We, the Funds or Our service providers will avoid losses affecting your Contract due to a natural disaster or catastrophe.

About American Family Life Insurance Company and the Variable Account
American Family Life Insurance Company
American Family Life Insurance Company is located at P.O. Box 219409 Kansas City, Missouri 64121-9409.
We are a stock life insurance company. We were incorporated under Wisconsin law in 1957. We are subject to regulation by the Office of the Commissioner of Insurance of the state of Wisconsin, as well as by the insurance departments of all other states in which We do business. We established the Variable Account to support the investment options under the Contract and under other variable annuity contracts We may issue. Our General Account supports the Fixed Account option under the Contract.
We are a wholly owned subsidiary of American Family Mutual Insurance Company, S.I. (“American Family Mutual”). American Family Mutual is one of the leading property/casualty insurance companies in the United States and offers a broad line of insurance coverage to individuals and businesses, including automobile, homeowners, farm owners, mobile homeowners, inland marine, burglary, commercial, personal, and fire coverage.
American Family Life Insurance Company has entered into an indemnity reinsurance agreement with Kansas City Life Insurance Company (“KCL”) to indemnify and re-insure the obligations of the Company under the Contracts and to provide for the administration of the Contracts.
The Variable Account
We established American Family Variable Account II as a separate investment account under Wisconsin law. We own the assets in the Variable Account and We are obligated to pay all benefits under the Contracts. We may use the Variable Account to support other variable annuity contracts We issue. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the Federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Variable Account by the Securities and Exchange Commission. We have divided the Variable Account into Subaccounts, each of which invests in shares of one portfolio of the following funds:
•	Fidelity® Variable Insurance Products Fund
•	Vanguard® Variable Insurance Fund
The Subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.
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Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to Our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Subaccount reflect the Subaccount’s own investment performance and not the investment performance of Our other assets. The Variable Account assets are held separate from Our other assets and are not part of Our General Account. We may not use the Variable Account’s assets to pay any of Our liabilities other than those arising from the Contracts. In contrast, all assets held in Our General Account are subject to Our general liabilities from business operations. The Fixed Account is part of Our General Account. If the Variable Account’s assets exceed the required reserves and other liabilities, We may transfer the excess to Our General Account. The Variable Account may include other Subaccounts that are not available under the Contracts and are not discussed in this prospectus.

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If investment in the funds or a particular portfolio is no longer possible or in Our judgment becomes inappropriate for the purposes of the Variable Account, We may substitute another fund or portfolio without your consent. The substituted fund or portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, We may close Subaccounts to allocations of premiums or Accumulation Value, or both, at any time in Our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

In addition, We reserve the right to make other structural and operational changes affecting the Variable Account. See “Other Information – Modifying the Contract.”

The Portfolios
The Variable Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the Securities and Exchange Commission as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the Securities and Exchange Commission.
Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.
For more detailed information about the Portfolio Companies – including each portfolio’s name, investment objectives, investment adviser and sub-adviser, current expenses, and performance – see “Appendix A: Portfolio Companies Available Under the Contract.”
There is no assurance that any of the portfolios will achieve its stated objective(s). Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company. You can view copies of these prospectuses at [URL].  You should read these prospectuses carefully.
These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the Contract are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios available under the Contract may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and We make no representation, that the investment performance of any of the portfolios available under the Contract will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.
We do not provide any investment advice and do not recommend or endorse any particular portfolio. You bear the risk of any decline in the Accumulation Value of your Contract resulting from the performance of the portfolio you have chosen.
Portfolio Management Fees and Charges
Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, four portfolios deduct 12b-1 fees. See the Fee Table in this prospectus and the prospectuses for the portfolios.
We select the portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor We consider during the selection process is whether the portfolio’s investment adviser or an affiliate will make payments to Us or Our affiliates. We review the portfolios periodically and may remove a portfolio or limit its availability to new premium payments and/or transfers of Accumulation Value if We determine that the portfolio no longer meets one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners.
We receive compensation from certain investment advisers and/or administrators (and/or an affiliate thereof) of the portfolios in connection with administrative services and cost savings experienced by the investment advisers, administrators or affiliates. Such compensation may range up to 0.10% and is based on a percentage of assets of the particular portfolios attributable to the Contract. Some advisers, administrators, or portfolios may pay Us more than others. We forward all such compensation to KCL as payment for administrative services rendered by KCL and its affiliates with respect to the Contracts. We do not retain any portion of such compensation.
Sunset Financial Services, Inc., a broker-dealer affiliate of KCL, also receives a portion of the 12b-1 fees deducted from certain funds’ portfolio assets as reimbursement for providing certain services permitted under the 12b-1 plans of those portfolios. The 12b-1 fees are deducted from the assets of the portfolio and decrease the portfolio’s investment return.
Please read the portfolio prospectuses to obtain more complete information regarding the portfolios. Keep these prospectuses for future reference.

The Accumulation Period
The Accumulation Period begins when We issue your Contract and continues until the Annuity Commencement Date. The Accumulation Period will also end if you surrender your Contract, or a Death Benefit is payable, before the payout period.
Purchasing a Contract
We require an initial premium payment of $750 or more to purchase the Contract. In certain circumstances and subject to our sole discretion, We may accept lower initial premium payments. The first premium payment is the only one We require you to make.
Contracts may be sold to or in connection with retirement plans that qualify for special tax treatment. If you purchased the Contract through a tax favored arrangement, including IRAs, Roth IRAs, and SIMPLE IRAs, you should carefully consider the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax favored arrangement itself provides for tax sheltered growth.
We will not issue you a Contract if the Annuitant is older than Attained Age 80 on the Issue Date.
Although We do not anticipate delays in Our receipt and processing of applications or premium payment requests, We may experience such delays to the extent agents fail to forward Applications and premium payments to Our Administrative Service Center, on a timely basis.
The Contract is not available to new purchasers.
Cancellation – The 10 Day Free-Look Period
You have the right to cancel the Contract for any reason within 10 days after you receive it. In some jurisdictions, this period may be longer than 10 days. To cancel the Contract, you must provide written notice of cancellation or return the Contract to Us at Our Administrative Service Center before the end of the Free-Look Period. We deem the Free-Look Period to begin 10 days after We deliver the Contract to you.
Upon exercise of your free-look right, We will refund an amount equal to the Accumulation Value, without deduction for any Surrender Charge normally assessed. Or, if greater, and required by the law of your state, We will refund your premium payments. We will pay the refund within seven calendar days after We receive the Contract. The Contract will then be deemed void.
Designating Your Investment Options
You instruct Us on how to allocate your first premium payment among the ten Subaccounts and the Fixed Account. The amount you direct to a particular Subaccount and/or to the Fixed Account must be in whole percentages from 1% to 100% of the premium payment.
If your Application is complete, the distributor of the Contracts approves the Application, and your premium payment has been received at Our Administrative Service Center, We will issue your Contract within two Business Days of its receipt, and credit your initial premium payment to your Contract. We deem receipt to occur on a Business Day if We receive your properly completed Application and premium payment at Our Administrative Service Center before 4:00 p.m. Eastern Time. If received on or after 4:00 p.m. Eastern Time, We deem receipt to occur on the following Business Day.
If your Application is incomplete, We will contact you and seek to complete it within five Business Days. If We cannot complete your Application within five Business Days after We receive it, We will return your premium payment, unless you expressly permit Us to keep it. We will credit the payment as soon as We receive all necessary Application information. We regard the distributor’s approval of any Application, premium payment or transaction request, to the extent required by appropriate regulatory authorities, as a pre-condition for receipt of such Application, payment or request.
The date We credit your initial premium payment to your Contract is the Issue Date. We allocate your initial premium payment among the Subaccounts and the Fixed Account according to your instructions.
We may reject any Application or premium payment for any reason permitted by law. We may also be required to provide additional information about you and your account to government regulators.
Additional Premium Payments
There are no requirements on how many premium payments to make. You determine the amount and timing of each additional premium payment, except that the premium payment must be at least $50. In certain circumstances and subject to our sole discretion, We may accept lower additional premium payments. You may make premium payments at any time until the earliest of: (a) the Annuity Commencement Date; (b) the date you surrender the Contract; or (c) the year you reach age 72 (70 ½ if you reach 70 ½ before January 1, 2020) for qualified Contracts (other than Roth IRAs and rollovers and transfers).
We reserve the right not to accept an initial premium payment or total premium payments of $1,000,000 or more. The Tax Code may also limit the amount of premium payments you may make.
We will credit any additional premium payments you make to your Contract at the accumulation unit value next computed at the end of the Business Day on which We receive them in Good Order at Our Remittance Processing Center. Our Business Day ends at 4:00

p.m. Eastern Time (1:00 p.m. Pacific Time). If We receive your premium payments at or after 4:00 p.m. Eastern Time, We will calculate and credit them as of the end of the next Business Day.
We will direct your premium payment to the Subaccounts and/or the Fixed Account according to your instructions in effect at the time We receive it at Our Remittance Processing Center. You may change your instructions at any time by sending Us a written request or by telephone authorization. Changing your allocation instructions will not change the way existing Accumulation Value is apportioned among the Subaccounts or the Fixed Account.
Planned Premium Payments
You may elect to participate in Our planned premium payment program. Under this program, you will provide Us with a schedule showing the amount and frequency of any additional premium payments you intend to make under the Contract. Your minimum Planned Premium payment must be at least $50. We will forward to you an annual, semiannual or quarterly premium payment reminder notice. You are under no obligation to make premium payments in accordance with the schedule. You may also choose to have premium payments automatically deducted monthly, quarterly, semiannually or annually from your bank account or other source under the electronic payment plan.
We reserve the right to limit the number and amount of any Planned Premium payments.
The Accumulation Value in a Subaccount will vary with the investment performance of that Subaccount. You bear the entire investment risk for amounts you allocate to the Subaccounts. You should periodically review your allocation instructions in light of market conditions and your overall financial objectives.
If mandated under applicable law, We may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

Your Accumulation Value
Accumulation Value
The Accumulation Value serves as the starting point for calculating values under a Contract.
Accumulation Value:
•	Equals the sum of all values in the Fixed Account, and in each Subaccount;
•	Is determined first on the Issue Date and then on each Business Day (as of 4:00 p.m. Eastern Time); and
•	Has no guaranteed minimum amount and may be more or less than premiums paid.
Surrender Value
The Surrender Value is the amount We pay to you when you surrender your Contract. We determine the Surrender Value at the end of the Valuation Period when We receive your written surrender request in Good Order.
Surrender Value at the end of any Business Day equals:
•	the Accumulation Value on the surrender date; minus
•	any Surrender Charge; minus
•	any state Premium Tax due; minus
•	any portion of the annual contract fee due.
Subaccount Accumulation Value
At the end of any Valuation Period, the Accumulation Value in a Subaccount is equal to the number of units in the Subaccount multiplied by the Accumulation Unit Value of that Subaccount.
The number of units in any Subaccount at the end of any Business Day equals:
•	the initial units purchased at the Accumulation Unit Value on the Issue Date; plus
•	units purchased with additional premium payments; plus
•	units purchased via transfers from another Subaccount or the Fixed Account; minus
•	units redeemed to pay for the annual contract fee; minus
•	units redeemed to pay for partial surrenders; minus
•	units redeemed as part of a transfer to another Subaccount or the Fixed Account.
Every time you allocate or transfer money to or from a Subaccount, We convert that dollar amount into units. We determine the number of units We credit to, or subtract from, your Contract by dividing the dollar amount of the transaction by the unit value for that Subaccount at the end of the Valuation Period. We determine a unit value for each Subaccount as of 4:00 p.m. Eastern Time each Business Day.
Accumulation Unit Value
We determine the Accumulation Unit Value for each Subaccount to reflect how investment performance affects the Accumulation Value. The Accumulation Unit Value for each Subaccount was arbitrarily set at $10 when the Subaccount began operations. Thereafter, the Accumulation Unit Value at the end of every Valuation Period is the Accumulation Unit Value at the end of the previous Valuation Period times the net investment factor, as described below.
The net investment factor is an index applied to measure the investment performance of a Subaccount from one Valuation Period to the next. Each Subaccount has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, Accumulation Unit Value may increase or decrease. The net investment factor for any Subaccount for any Valuation Period equals:
•	the portfolio net asset value, determined at the end of the current Valuation Period; plus
•	the amount of any dividend or capital gains distributions; plus or minus
•	the per share charge or credit for any taxes attributable to the operation of the Subaccount; divided by
•	the portfolio net asset value for the immediately preceding Valuation Period; minus
•	a daily charge for the mortality and expense risk and asset-based administrative charges.
The net investment factor may be greater or less than one.
Fixed Account Accumulation Value
On the Issue Date, the Fixed Account Accumulation Value is equal to the net premiums allocated to the Fixed Account.

The Fixed Account Accumulation Value at the End of Any Business Day is Equal to:
•	the net premium(s) allocated to the Fixed Account; plus
•	any amounts transferred to the Fixed Account; plus
•	interest credited to the Fixed Account; minus
•	amounts deducted to pay for the annual contract fee; minus
•	amounts withdrawn from the Fixed Account; minus
•	amounts transferred from the Fixed Account to a Subaccount.
Interest will be credited to the Fixed Account on each Business Day as follows:
•	For amounts in the Fixed Account for the entire Contract year, interest will be credited from the beginning to the end of the Contract year.
•	For amounts allocated to the Fixed Account during the Contract year, interest will be credited from the date the net premium payment is allocated to the end of the Contract year.
•	For amounts transferred to the Fixed Account during the Contract year, interest will be credited from the date of the transfer to the end of the Contract year.
•	For amounts deducted or withdrawn from the Fixed Account during the Contract year, interest will be credited from the beginning of the Contract year to the date of deduction or withdrawal.

Transfers Between Investment Options
You may make transfers between and among the Subaccounts and the Fixed Account. We will determine the amount you have available for transfers at the end of the Valuation Period when We receive your request at Our Administrative Service Center in Good Order. The following features apply to transfers under the Contract:
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You may request a transfer of up to 100% of the Accumulation Value from one Subaccount to another Subaccount or to the Fixed Account in writing or by phone if the appropriate authorization is in effect (as states permit).

•	For transfers to the Fixed Account, you must transfer at least $250 or the total Accumulation Value in the Subaccount(s), if less than $250.
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You may transfer amounts among the Subaccounts an unlimited number of times in a Contract year, subject to Our limitations on frequent transfer activity and portfolio limitations on the frequent purchase and redemption of shares. For transfers among the Subaccounts, you must transfer at least $250 or the total Accumulation Value in the Subaccount(s) if less than $250.

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We impose a $25 charge per transfer on each transfer after the twelfth during a Contract year before the Annuity Commencement Date. Transfers due to dollar cost averaging or automatic asset reallocation do not count as transfers for the purpose of assessing the transfer fee. See “Transfers Between Investment Options – Dollar Cost Averaging” and “Transfers Between Investment Options – Automatic Asset Reallocation.”

•	We consider each telephone or written request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.
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We process transfers based on unit values determined at the end of the Business Day when We receive your transfer request in Good Order. This means that if We receive your telephone or written request for transfer in Good Order prior to 4:00 p.m. Eastern Time, We will process the transfer at the unit values determined as of 4:00 p.m. Eastern Time that Business Day. If We receive your telephone or written request for transfer in Good Order at or after 4:00 p.m. Eastern Time, We will process the transfer at the unit values determined as of 4:00 p.m. Eastern Time on the following Business Day. We treat telephone requests as having been received once the telephone transmission ends.

Transfers from the Fixed Account:
•	You may make only one transfer per Contract year from the Fixed Account to the Subaccounts.
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You may not transfer more than the greater of 25% of the Accumulation Value in the Fixed Account as of the date of transfer, or the amount transferred from the Fixed Account during the preceding year. If such transfer causes the Accumulation Value in the Fixed Account to fall below $1,000, We will transfer the full Accumulation Value. Because of the limits on the amount of Accumulation Value that may be transferred from the Fixed Account at any one time, it may take a number of years to transfer all of the Accumulation Value in the Fixed Account.

We reserve the right to revoke or modify the transfer privilege at any time.
Dollar Cost Averaging
You may elect to participate in a dollar cost averaging program in the Application or by completing an election form that We receive. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts over a period of time by systematically and automatically transferring, on a monthly, quarterly, semi-annual or annual basis, specified dollar amounts from the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount into any other Subaccount(s). This allows you to potentially reduce the risk of investing most of your premium payment into the Subaccounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.
On each dollar cost averaging transfer day, We will automatically transfer equal amounts (minimum $250) from the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount to your designated “destination accounts” in the percentages selected. You may have multiple destination accounts. We do not allow transfers to the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount under the dollar cost averaging program. To participate in dollar cost averaging, you must elect a period of time and place at least $1,000 in the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount.
If you have elected dollar cost averaging, the program will start on the first Business Day after the latest of:
•	the Contract Date; or
•	when the Accumulation Value of the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount equals or exceeds the minimum amount stated above; or
•	the date requested.

Dollar cost averaging will end if:
•	We receive your written request to cancel your participation;
•	the Accumulation Value in the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount is depleted; or
•	the specified number of transfers has been completed.
You will receive written notice confirming each transfer and when the program has ended. You are responsible for reviewing the confirmation to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is NOT considered a transfer for purposes of assessing the transfer fee. We may modify, suspend, or discontinue the dollar cost averaging program at any time. You cannot choose dollar cost averaging if you are participating in the automatic asset reallocation program.
American Family does not provide investment advisory services in making dollar cost averaging or any other service or feature available under the Contract
Automatic Asset Reallocation
We also offer an automatic asset reallocation program under which We will automatically transfer amounts monthly, quarterly, semi-annually or annually to maintain a particular percentage allocation among the Subaccounts. Accumulation Value allocated to each Subaccount will grow or decline in value at different rates. Over time, this method of investing may help you buy low. The automatic asset reallocation program does not guarantee gains, nor does it assure that you will not have losses. The Fixed Account does not participate in this program.
To participate in the automatic asset reallocation program:
•	you must elect this feature in the Application or after issue by submitting an automatic asset reallocation request form to Our Administrative Service Center.
There is no additional charge for the automatic asset reallocation program. Any reallocation which occurs under the automatic asset reallocation program will NOT be counted towards the 12 “free” transfers allowed during each Contract year. You can end this program at any time.
Automatic asset reallocation will end if:
•	We receive your written request to terminate the program.
We may modify, suspend, or discontinue the automatic asset reallocation program at any time. You cannot choose automatic asset reallocation if you are participating in the dollar cost averaging program.
Additional Limitations on Transfers
When you make a request to transfer Accumulation Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected portfolios. Therefore, an Owner who makes frequent transfers among the Subaccounts available under this Contract causes frequent purchases and redemptions of shares of the portfolios.
Frequent purchases and redemptions of shares of the portfolios may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of the securities the portfolio holds and the reflection of that change in the portfolio’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a portfolio at a price that does not reflect the current market value of the securities the portfolio holds, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the portfolios may increase brokerage and administrative costs of the portfolios, and may disrupt a portfolio’s portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.
For the reasons discussed, frequent transfers by an Owner between the Subaccounts may adversely affect the long-term performance of the portfolios, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Contract (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Contracts, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Contract.
If We determine that you are engaging in frequent transfer activity among the Subaccounts, We may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, We may aggregate transfers made in two or more Contracts that we believe are related (e.g., two Contracts with the same Owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply Our policies and procedures to discourage frequent transfers to the dollar cost averaging or automatic asset reallocation programs.
If transfer activity violates Our established parameters, We will apply restrictions that We reasonably believe will prevent any disadvantage to other Owners and persons with material rights under a Contract. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Owners who violate these parameters, although We may vary our policies and procedures among Our other variable insurance contracts and separate accounts and may be more restrictive with regard to certain variable contracts or Subaccounts than others. Because Our policies and procedures are discretionary and may differ among variable insurance contracts and separate accounts it is possible that some contract Owners may engage in frequent transfer activity while others may bear the harm associated with such activity. We also reserve the right not to take action with respect to frequent transfer activity. If We impose any restrictions on your transfer activity, We will notify you in writing. Restrictions that We may impose include, without limitation:
•	limiting the frequency of transfers to not more than once every 30 days;
•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting telephone transfer privileges;
•	refusing to act on instructions of an agent acting under a power of attorney on your behalf; or
•	refusing or otherwise restricting any transfer request that We believe alone, or with a group of transfer requests, may have a detrimental effect on the Variable Account or the portfolios.
Please note that the limits and restrictions described here are subject to Our ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by Our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite Our efforts to prevent frequent transfers among the Subaccounts available under this Contract, there is no assurance that We will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners.
We may revise Our policies and procedures in Our sole discretion, at any time and without prior notice, as We deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Contracts, or portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the Subaccounts under the Contract. In addition, We may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding portfolio. If a portfolio’s policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, We will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity. In addition, a portfolio’s policies and procedures may provide for the imposition of a redemption fee and We may be required to provide to the portfolio or its designee, promptly upon request, certain information about the trading activity of individual contract owners, and to restrict or prohibit further purchases or transfers by specific contract owners identified by the portfolio as violating its policies and procedures.
The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the portfolios describe any such policies and procedures. The frequent trading policies and procedures of a portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other portfolios and the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that We may not have the contractual obligation or the operational capacity to monitor Owners’ transfer requests and apply the frequent trading policies and procedures of the respective portfolios that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts.
Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of portfolio shares, as well as the contract owners of all of the insurance companies, including American Family, whose subaccounts correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order We submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the portfolio may reject the entire omnibus order and thereby interfere with Our ability to satisfy Our contractual obligations to Owners.
We may apply the restrictions in any manner reasonably designed to prevent transfers that We consider disadvantageous to other Owners.
In Our sole discretion, We may revise our market timing procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds and provide transaction information to the Funds in the future.

Telephone Transfers
You must notify Us on your Application or otherwise in writing in a form acceptable to Us that you want the ability to make transfers by telephone. You may use your telephone to authorize a transfer from one Subaccount or the Fixed Account to another Subaccount or the Fixed Account, to change the allocation instructions for future investments, and/or to change automatic asset reallocation and dollar cost averaging programs.
We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If We follow such procedures We will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if We do not follow those reasonable procedures.
The procedures that We may follow for telephone transfers include:
•	providing you with a written confirmation of all transfers made according to telephone instructions;
•	requiring a form of personal identification prior to acting on instructions received by telephone; and
•	recorded instructions received by telephone.
We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason.
CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours or your service provider’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of your request. If you are experiencing problems, you should make a written request to Our Administrative Service Center.
Transfer Fee
We will impose a transfer fee of $25 for the thirteenth and each subsequent transfer request you make per Contract year. Transfers you make pursuant to the automatic asset reallocation and dollar cost averaging programs do not count toward your 12 free transfers.

Access to Your Money
Surrenders
At any time before the Annuity Commencement Date, you may surrender your Contract for its Surrender Value.
The Surrender Value is equal to:
•	the Accumulation Value on the surrender date; minus
•	any applicable Surrender Charge; minus
•	any Premium Taxes not previously deducted; minus
•	any portion of the annual contract fee unless waived.
The Surrender Value will be determined at the unit value next determined as of the close of business on the Business Day We receive your written request for surrender in Good Order at Our Administrative Service Center, unless you specify a later date in your request. If We receive your written request at or after the close of Our Business Day, usually 4:00 p.m. Eastern Time, We will determine the Surrender Value as of the next Business Day. The Surrender Value will be paid in a lump sum unless you request payment under a settlement option. A surrender may have adverse Federal income tax consequences, including a penalty tax. See “Federal Tax Matters.”
Partial Surrenders
Before the Annuity Commencement Date, you may request a partial surrender of part of your Surrender Value. Partial surrenders are subject to the following conditions:
•	the minimum amount you can withdraw is $250; and
•
you may not make a partial surrender if the withdrawal plus the Surrender Charge, partial surrender processing fee and any applicable Premium Tax charge would cause the Accumulation Value to fall below $1,000.

We will withdraw the amount you request from the Surrender Value as of the Business Day on which you request a partial surrender from Our Administrative Service Center, provided We receive your request in Good Order before the close of Our Business Day, usually 4:00 p.m. Eastern Time. If We receive your request at or after the close of Our Business Day, We will make the withdrawal as of the next Business Day. We will deduct the partial surrender processing fee from the amount withdrawn. We will reduce your Accumulation Value by any applicable Surrender Charge, the partial surrender processing fee, any applicable Premium Tax charge plus the dollar amount We sent to you. If the amount of the partial surrender is $5,000 or more, or state withholding election requirements apply, your request must be in writing.
You may specify how much you wish to withdraw from each Subaccount and/or the Fixed Account. If you do not specify, or if you do not have sufficient assets in the Subaccounts or Fixed Account you specified to comply with your request, We will make the partial surrender on a pro rata basis from the Fixed Account and those Subaccounts in which you are invested. We will base the pro rata reduction on the ratio that the Accumulation Value in each Subaccount and the Fixed Account has to the entire Accumulation Value before the partial surrender.
Remember, any partial surrender you take will reduce your Accumulation Value, and may reduce the Death Benefit by the amount of the partial surrender plus any charges. See “Death Benefit.”
Income taxes, tax penalties and certain restrictions may apply to any partial surrender you make.
See “Fees and Charges – Surrender Charge” for an explanation of the Surrender Charges that may apply.
Systematic Withdrawal Plan
You can elect to receive regular payments from your Accumulation Value during the Accumulation Period by instructing Us to withdraw selected amounts from the Fixed Account or any of the Subaccounts. We will specify the terms of the withdrawal plan on your Application or make these withdrawals on a monthly, quarterly, semi-annual or annual basis as you direct. You must complete an enrollment form and send it to Our Administrative Service Center. You may terminate the systematic withdrawal plan at any time.
There are some limitations to the systematic withdrawal plan:
•	withdrawals must be at least $100;
•	you must have a minimum balance at least equal to the amount you want to withdraw; and
•	We will deduct a Surrender Charge from any amount you withdraw in excess of your free withdrawal amount.
Income taxes and tax penalties may apply to the amount withdrawn. We may suspend or modify the systematic withdrawal plan at any time.

Death Benefit
The following table summarizes information about the standard Death Benefit available under the Contract.

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	Provides a Death Benefit on the death of the Annuitant or Owner before the Annuity Commencement Date.	No Charge	Partial surrenders will reduce the value of the Death Benefit.

Death Benefit Before the Annuity Commencement Date
We will pay a Death Benefit if the Annuitant dies before the Annuity Commencement Date. Assuming you are an Annuitant and you die (and there is no joint owner), your Beneficiary will receive the Death Benefit unless the Beneficiary is your surviving spouse and elects to continue the Contract. The Death Benefit is calculated at the close of the Business Day on which We receive written notice and due proof of death as well as properly completed required claim forms, at Our Administrative Service Center. If the Beneficiary elects to delay receipt of the Death Benefit, the amount of the Death Benefit payable in the future may be affected. If the deceased Annuitant was not an Owner (and all the Owners are individuals), the proceeds may be received in a lump sum or applied to any of the settlement options within one year of death. If the deceased Annuitant was an Owner (or if any Owner is not an individual), then Death Benefit proceeds must be distributed in accordance with the Death of Owner provisions below. If We do not receive a request to apply the Death Benefit proceeds to a settlement option, We will make a lump sum distribution. We will generally pay lump sum Death Benefit payments within seven days after Our Administrative Service Center has received sufficient information to make the payment.
Death Benefit Payable
The Death Benefit equals the greater of:
•
the Accumulation Value on the later of the date that We receive due proof of death and the date when We receive the Beneficiary’s instructions on payment method at Our Administrative Service Center (We must receive payment instructions within 60 days of the date of death); or

•	the minimum Death Benefit. The minimum Death Benefit equals the sum of all premium payments, minus reductions for partial surrenders.
Upon payment of the Death Benefit, the Contract will terminate.
If the Annuitant or Owner is Attained Age 80 or older at the time of death, the Death Benefit is the Accumulation Value as determined above.
Death of the Annuitant
1.	If the Annuitant dies prior to the Annuity Commencement Date, We will pay the Death Benefit as provided above.
2.
If the Annuitant dies after the Annuity Commencement Date but before all of the Proceeds payable under the Contract have been distributed, We will pay the remaining Proceeds to the Beneficiary(ies) under the method of payment in effect at the time of the Annuitant’s death, unless the Beneficiary elects to receive the discounted value of any remaining payments in a lump sum.

Death of Owner
For non-qualified Contracts, if any Owner of the Contract dies before the Annuity Commencement Date, the following applies:
•
If the new Owner is the deceased Owner’s spouse, the Contract will continue, treating the spouse of the deceased Owner as the new Owner and, if the deceased Owner was also the Annuitant, the deceased Owner’s spouse will also be the Annuitant.

Note: The right of a spouse to continue the Contract provisions relating to spousal continuation is available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
•	If the new Owner is someone other than the deceased Owner’s spouse, the entire interest in the Contract must be distributed to the new Owner:
•	within five years of the deceased Owner’s death; or
•	over the life of the new Owner, or over a period not extending beyond the life or the life expectancy of the new Owner, as long as payments begin within one year of the deceased Owner’s death.
If the deceased Owner was the Annuitant, the new Owner will be the joint Owner, if any, or if there is no joint Owner, the Beneficiary.
If the deceased Owner was not the Annuitant, the new Owner will be the joint Owner, if any, or if there is no joint Owner, the Annuitant.

If the new Owner dies after the deceased Owner but before the entire interest has been distributed, any remaining distributions will be to the new Owner’s estate.
If any Owner dies on or after the Annuity Commencement Date, but before all Proceeds payable under this Contract have been distributed, the Company will continue payments to the Annuitant (or, if the deceased Owner was the Annuitant, to the Beneficiary) under the payment method in effect at the time of the deceased Owner’s death.
If any Owner of this Contract is not an individual, the death of any Annuitant shall be treated as the death of an Owner.
In all events, Death Benefit distributions will be made from the Contract in accordance with Section 72(s) of the Code.
Qualified Contracts are subject to different rules.
Abandoned Property Requirements
Every state has unclaimed property laws which generally declare insurance contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or date the Death Benefit is due and payable. For example, if the payment of the Death Benefit has been triggered, but, if after a thorough search, We are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on Our books and records, or to Our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

Fees and Charges
We make certain charges and deductions under the Contract. These charges and deductions compensate Us for: (1) services and benefits We provide; (2) costs and expenses We incur; and (3) risks We assume.
Services and Benefits We Provide:
•	the Death Benefit under the Contract
•	investment options, including premium payment allocations
•	administration of elective options
•	the distribution of reports to Owners
Costs and Expenses We Incur:
•	costs associated with processing Applications, and with issuing and administering the Contract
•	overhead and other expenses for providing services and benefits, and sales and marketing expenses, including compensation paid in connection with the sale of the Contracts
•	other costs of doing business, such as collecting premium payments, maintaining records, effecting transactions, and paying Federal, state, and local premium and other taxes and fees
Risk We Assume:
•	that the costs of providing the services and benefits under the Contracts exceed the charges We deduct
Mortality and Expense Risk Charge
As compensation for assuming mortality and expense risks, We deduct a daily mortality and expense risk charge from your assets in the Subaccounts. The charge is equal, on an annual basis, to 1.00% of the average daily net assets you have invested in the Subaccounts.
The mortality risk We assume is that Annuitants may live for a longer period of time than estimated. The mortality risk that We assume also includes a guarantee to pay a Death Benefit if the Owner dies before the Annuity Commencement Date. The expense risk that We assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses. We may use any profits from the mortality and expense risk charge to pay the costs of distributing the Contracts.
Asset-Based Administrative Charge
We deduct a daily asset-based administrative charge from each Subaccount to help reimburse Us for Our administrative costs, such as Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs and data processing costs. This charge is equal, on an annual basis, to 0.15% of your average daily net assets in the Subaccounts. This charge is designed to help compensate Us for the cost of administering the Contracts and the Variable Account.
Partial Surrender Processing Fee
For each partial surrender, We deduct a processing fee of 2% of the amount surrendered, up to $25, from the partial surrender Proceeds to help reimburse Us for the administrative costs of processing partial surrenders.
Transfer Fee
A transfer fee of $25 will be imposed for the thirteenth and each subsequent transfer during a Contract year. Any unused free transfers do not carry over to the next Contract year. Each written or telephone request would be considered to be one transfer, regardless of the number of Subaccounts affected by the transfer. Transfers you make through Our automatic asset reallocation and dollar cost averaging programs do not count toward your twelve free transfers. We deduct the transfer fee from the amount transferred.
Surrender Charge
During the Accumulation Period, you may withdraw all or part of your Surrender Value before the Annuitant’s death. Certain withdrawals may be taken without payment of any Surrender Charge. Other withdrawals are subject to Surrender Charges.
We do not deduct a charge for sales expenses from premium payments at the time premium payments are paid to Us. However, We will deduct a Surrender Charge, if applicable, if you surrender your Contract or partially surrender Accumulation Value before the Annuity Commencement Date. We do not assess a Surrender Charge on withdrawals made if the Contract terminates due to your death or the death of the last surviving Annuitant.
As a general rule, the Surrender Charge equals a percentage of the premium payments withdrawn that: (a) We have held for less than nine years; and (b) are not eligible for a free withdrawal. The Surrender Charge applies during the entire nine year period following each premium payment. The applicable percentage depends on the number of years since you made the premium payment being withdrawn, as shown on this chart:
Year in Which Withdrawal/Surrender is Made (From Date of Premium Payment):
1	2	3	4	5	6	7	8	9	10+
Surrender Charge Percentage:
8%	7%	6%	5%	4%	3%	2%	1%	1%	0

In determining Surrender Charges, We will deem premium payments to be surrendered in the order in which they were received – that is, on a first-in, first-out basis. We also treat premium payments as being withdrawn before earnings.
Because Surrender Charges are based on the date each premium payment is made, you may be subject to a Surrender Charge, even though the Contract may have been issued many years earlier.
When you request a partial surrender, you will be sent a check in the amount you requested, less applicable tax withholding and a partial surrender processing fee. If a Surrender Charge applies, your Accumulation Value will be reduced by the dollar amount We send you, plus the Surrender Charge, the partial surrender processing fee and any applicable Premium Tax charge. The deductions will be made pro rata from all Subaccounts and the Fixed Account in which the Contract is invested based on the remaining Accumulation Value in each Subaccount and the Fixed Account, unless you request otherwise.
Free Withdrawal Amount
Each Contract year, after the first Contract year, you may withdraw a portion of your Accumulation Value without incurring a Surrender Charge. This amount is called the free withdrawal amount. The free withdrawal amount is an amount equal to 10% of total premium payments minus any prior partial surrenders.
We do not assess a Surrender Charge on Proceeds applied to a settlement option with a fixed pay-out period of at least five years or on a settlement option with a life contingency. You may also withdraw, free of Surrender Charge, any premium payment that has been held by Us for more than nine years.
We will pay the Surrender Value to you in a lump sum within seven days after We receive your completed, signed surrender form absent other arrangements, unless the payment is from the Fixed Account. We may defer payment from the Fixed Account for the time allowed by law but not more than six months.
Annual Contract Fee
At the end of each Contract year before the Annuity Commencement Date, We will deduct an annual contract fee of $30 from your Accumulation Value as partial reimbursement for Our administrative expenses relating to the Contract. We will deduct the fee from each Subaccount and the Fixed Account based on the proportion that the Accumulation Value in each Subaccount and the Fixed Account bears to the total Accumulation Value. We will also deduct a pro rata portion of this charge on the Annuity Commencement Date, or the date you surrender the Contract. We guarantee this charge will not exceed $50.
We will not deduct this fee after income payments have begun. We also currently waive deduction of the charge for Contracts whose Accumulation Value is more than $20,000 on the date of assessment.
Portfolio Management Fees and Charges
Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, four portfolios deduct 12b-1 fees. See “Appendix A: Portfolio Companies Available Under the Contract” and the prospectuses for the portfolios.
Premium Taxes
Various states and other governmental entities charge a Premium Tax on annuity contracts issued by insurance companies. Premium Tax rates currently range from 0% up to 3.5%, depending on the state. We are responsible for paying these taxes. If applicable, We will deduct the cost of such taxes from the Accumulation Value of your Contract either:
•	from premium payments as We receive them,
•	from Accumulation Value upon surrender or partial surrender,
•	on the Annuity Commencement Date, or
•	upon payment of a Death Benefit.
Other Taxes
Currently, no charge is made against the Variable Account for any Federal, state or local taxes (other than Premium Taxes) that We incur or that may be attributable to the Variable Account or the Contracts. We may, however, deduct such a charge in the future, if necessary.

The Payout Period
The Annuity Commencement Date
The Annuity Commencement Date is the day that the payout period begins under the settlement option you have selected. If you own a Contract that is not a qualified Contract, you must select the Annuity Commencement Date on which you will begin to receive income payments. The Annuity Commencement Date can be no earlier than the fifth Contract anniversary and can be no later than the Contract anniversary when the oldest Annuitant is age 95.
In the case of an IRA that satisfies Code section 408, the Annuity Commencement Date generally must be no later than April 1 of the calendar year following the year in which you reach age 72 (70 ½ if you reach 70 ½ before January 1, 2020) and the payment must be made in a specified form or manner. Roth IRAs under section 408A of the Code do not require distributions at any time prior to your death; the Annuity Commencement Date for Roth IRAs can be no later than age 95.
Settlement Options
You may elect a Settlement Option if the amount to be applied is at least $5,000 or is sufficient to produce income payments of at least $1,200 annually. Smaller amounts may be applied to a Settlement Option only with Our consent.
You must choose a settlement option on or before the Annuity Commencement Date. The settlement option you select will affect the dollar amount of each income payment you receive. You may select or change your settlement option on or before the Annuity Commencement Date while the Annuitant is living by sending a written request signed by you and/or your Beneficiary, as appropriate, to Our Administrative Service Center. You may choose one of the settlement options described below or any other settlement option being offered by Us as of the Annuity Commencement Date. The settlement options We currently offer provide for fixed income payments.
Your Beneficiary may also choose a lump sum payment under a Retained Asset Account. The Retained Asset Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the Beneficiary, and the Beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and crediting or using the draft as desired. When the draft is paid through the bank that administers the account for Us, the bank will receive the amount the Beneficiary requests as a transfer from Our General Account. The Retained Asset Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of Our General Account, the Retained Asset Account is backed by Our financial strength, although it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Retained Asset Account. We pay interest on Proceeds held in the Retained Asset Account as required by state law. Any interest paid on Proceeds in the Retained Asset Account is currently taxable. Depending upon the Issue Date of the Contract, the minimum rate of interest We would credit on Proceeds in the Retained Asset Account may be lower than the minimum guaranteed rate of interest We would credit on amounts in the Fixed Account. For more information on the rate of interest We credit on Proceeds in the Retained Asset Account, please contact Us at 1-877-781-3520.
You may elect to receive income payments on a monthly, quarterly, semi-annual or annual basis depending upon the settlement option you choose. If you do not specify the frequency of payment, We will pay you monthly. The first payment under any option will be made on the day of the month you request (subject to Our agreement) and will be based on the payment frequency you selected measured from the Annuity Commencement Date. We will make subsequent payments on the same day of each subsequent period in accordance with the payment interval and settlement option you select.
If you do not select a settlement option by the Annuity Commencement Date, We will apply the Accumulation Value under the Fixed Period and Life settlement option, with a ten year guaranteed period of payments, as described below.
A Beneficiary may have the Death Benefit paid as an annuity under one of the settlement options. For Qualified Contracts, not all settlement options will satisfy Required Minimum Distribution rules for every Beneficiary.
Determining the Amount of Your Income Payment
On the Annuity Commencement Date, We will use the Surrender Value to calculate your income payments under the settlement option you select. The Surrender Value is your Accumulation Value minus any applicable surrender charges, annual contract fee, and Premium Tax charge.
For qualified Contracts, distributions must satisfy certain requirements specified in the Code.
Fixed Income Payments
Fixed income payments are periodic payments that We make to the Owner. The amount of the fixed income payment is fixed and guaranteed by Us.
The amount of each payment depends on:
•	the form and duration of the settlement option you choose;
•	the age of the Annuitant;
•	the gender of the Annuitant (if applicable);
•	the amount of your Surrender Value on the Annuity Commencement Date; and

•	the applicable guaranteed annuity tables in the Contract.
The guaranteed annuity tables in the Contract are based on a minimum guaranteed interest rate of 3.5%. We may, in Our sole discretion, make income payments in an amount based on a higher interest rate.
Available Settlement Options:
•
Fixed Period. We will make equal periodic payments for a fixed period not less than five years and not longer than 30 years. If the payee dies before the period ends, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.

•
Fixed Period and Life. We will make equal periodic payments for a guaranteed minimum period of not less than 10 years. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guarantee period, the balance of the guaranteed payments will be paid to the Beneficiary.

•
Fixed Amount. We will make equal periodic payments of a definite amount. The amount of each payment must be at least $20 for a period of not less than 5 years and not longer than 30 years. Payments will continue until the Proceeds are exhausted. The last payment will equal the amount of any unpaid Proceeds. If the payee dies before the Proceeds are paid, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period. If your Contract is a Qualified Contract, the fixed amount and fixed period options may not satisfy minimum required distribution rules. Consult a tax advisor before electing this option.

•
Joint and Survivor Lifetime Income. We will make equal periodic payments to two payees for a guaranteed minimum of 10 years. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.

•
Installment Refund. Payments are guaranteed for the lifetime of the payee. Payments are guaranteed to total no less than the amount of the Proceeds or Death Benefit applied. If the payee dies before the guaranteed payments have been made, the remaining payment will be paid to the Beneficiary.

•	Lifetime – No Refund. Payments are made for the lifetime of the payee. No minimum number of payments is guaranteed. Payments end at the death of the payee.
If you have a Qualified Contract, not all Settlement Options will satisfy required minimum distribution rules, particularly as those rules apply to your designated Beneficiary after your death.  For deaths occurring on or after January 1, 2020, subject to certain exceptions most non-spouse Beneficiaries must now complete distributions within ten years of the death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing a Settlement Option under a Qualified Contract.

The Fixed Account
You may allocate some or all of your premium payments and transfer some or all of your Accumulation Value to the Fixed Account. The Fixed Account is part of Our General Account. We own the assets in the General Account, and We use these assets to support Our insurance and annuity obligations other than those funded by Our separate accounts. These assets are subject to Our general liabilities from business operations. Subject to applicable law, We have sole discretion over investment of the Fixed Account’s assets. To the extent that We are required to pay you amounts in addition to your Accumulation Value under any guarantees under the Contract, including the Death Benefit, such amounts will come from Our General Account. Because those guarantees are backed by Our General Account assets, you need to consider Our financial strength in meeting the guarantees under the Contract. You should be aware that Our General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that We issue other types of insurance policies and financial products as well, and We also pay Our obligations under these products from assets in Our General Account. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of Our General Account.
We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal, after charges and deductions, is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at Our sole discretion. The Fixed Account value will not share in the investment performance of Our General Account.
Our current practice is that each Contract year, We, in Our sole discretion, intend to establish a current interest rate that will be credited daily to amounts held in the Fixed Account for the duration of the Contract year. For each amount allocated or transferred to the Fixed Account, We apply the current interest rate to the end of the Contract year. At the end of the Contract year, We reserve the right to declare a new current interest rate on this amount and accrued interest thereon. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate.
We Have Not Registered the Fixed Account with the Securities and Exchange Commission, and the Staff of the Securities and Exchange Commission Has Not Reviewed the Disclosure in this Prospectus Relating to the Fixed Account.
Fixed Account Transfers
General
A transfer charge of $25 will be imposed for the 13th and each subsequent request you make to transfer Accumulation Value from one or more Subaccounts to the Fixed Account (or to one or more Subaccounts) during a single Contract year before the Annuity Commencement Date.
Before the Annuity Commencement Date, you may make one transfer each Contract year from the Fixed Account to one or more of the Subaccounts.
Payment Deferral
We have the right to defer payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date We receive your written request at Our Administrative Service Center. During such deferral, We will continue to credit interest at the current guaranteed interest rate(s) for the Fixed Account.

Investment Performance of the Subaccounts
The Company periodically advertises performance of the Subaccounts and portfolios. We may disclose at least four different kinds of performance.
First, We may disclose standard total return figures for the Subaccounts that reflect the deduction of all charges under the Contract, including the mortality and expense charge, the annual contract fee and the Surrender Charge. These figures are based on the actual historical performance of the Subaccounts since their inception.
Second, We may disclose total return figures on a non-standard basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the Surrender Charge assessed under the Contract. We will only disclose non-standard performance data if it is accompanied by standard total return data.
Third, We may present historic performance data for the portfolios since their inception reduced by all fees and charges under the Contract, although We may not deduct the Surrender Charge in some cases. Such adjusted historic performance includes data that precedes the inception dates of the Subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.
Fourth, We may include in Our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.
In advertising and sales literature (including illustrations), the performance of each Subaccount may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or portfolios of mutual funds with investment objectives similar to the Subaccount. Lipper Analytical Services, Inc. (“Lipper”), CDA Investment Technologies (“CDA”), Variable Annuity Research Data Service (“VARDS”) and Morningstar, Inc. (“Morningstar”) are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.
Lipper’s and Morningstar’s rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, CDA, VARDS and Morningstar rank or illustrate such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the Variable Account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.
Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.
We may also report other information including the effect of systematic investments and tax-deferred compounding on a Subaccount’s investment returns, or returns in general. We may illustrate this information by using tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the Subaccount investment experience is positive.

Voting Rights
We are the legal owner of the portfolio shares held in the Subaccounts. However, when a portfolio is required to solicit the votes of its shareholders through the use of proxies, We believe that current law requires Us to solicit you and other Contract Owners as to how We should vote the portfolio shares held in the Subaccounts. If We determine that We no longer are required to solicit your votes, We may vote the shares in Our own right.
When We solicit your vote, the number of votes you have will be calculated separately for each Subaccount in which you have an investment. The number of your votes is based on the net asset value per share of the portfolio in which the Subaccount invests. It may include fractional shares. Before the Annuity Commencement Date, you hold a voting interest in each Subaccount to which the Accumulation Value is allocated.
If We do not receive timely voting instructions for portfolio shares, We will vote those shares in proportion to the voting instructions We receive. Proportional voting may result in a small number of contract owners determining the outcome of a vote. Instructions We receive to abstain on any item will reduce the total number of votes being cast on a matter. For further details as to how We determine the number of your votes, see the SAI.
Should Federal securities laws, regulations, or interpretations change, We may elect to vote portfolio shares in Our own right. If required by state insurance officials, or if permitted under Federal regulation, under certain circumstances We may disregard certain Owner voting instructions.

Federal Tax Matters
The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.
We believe that Our Contracts will qualify as annuity contracts for Federal income tax purposes and the following discussion assumes that they will so qualify. Further information on the tax status of the Contract can be found in the SAI under the heading “Additional Contract Provisions – Tax Status of the Contracts.”
When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of postponing tax on investment income.
If you invest in a variable annuity as part of an IRA, Roth IRA or SIMPLE IRA program, your Contract is called a Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.
We believe that if you are a natural person you will not be taxed on increases in the Accumulation Value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract’s Accumulation Value generally will be treated as a distribution.) Generally, withdrawals from your annuity should only be made once the Owner reaches age 59 ½, dies or is disabled; otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.
Taxation of Non-Qualified Contracts
Non-Natural Person
If a non-natural person (such as a corporation or a trust) owns a non-qualified annuity contract, the Owner generally must include in income any increase in the excess of the Accumulation Value over the investment in the contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.
The following discussion generally applies to Contracts owned by natural persons.
Withdrawals
When a withdrawal (including systematic Payments) from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the Owner’s investment in the contract at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.
Penalty Tax on Certain Withdrawals
In the case of a distribution from a Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:
•	made on or after the taxpayer reaches age 59 ½;
•	made on or after the death of an Owner;
•	attributable to the taxpayer’s becoming disabled; or
•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.
Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.
Income Payments
Although tax consequences may vary depending on the settlement option elected under an annuity contract, a portion of each income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an income payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when income payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each income payment is subject to tax as ordinary income.
Partial Annuitization
Under a tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of Death Benefit Proceeds
Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a settlement option, they are taxed in the same way as income payments.
Transfers, Assignments or Exchanges of a Contract
A transfer or assignment of ownership of a Contract, the designation of certain Annuitants, the selection of certain Annuity Commencement Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange, should consult a tax adviser as to the tax consequences.
Withholding
Annuity distributions are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Multiple Contracts
All non-qualified deferred annuity contracts that are issued by Us (or affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.
Further Information
We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading “Additional Contract Provisions – Tax Status of the Contracts.”
Taxation of Qualified Contracts
The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.
Individual Retirement Annuities (IRAs), as defined in Section 408 of the Code, permit individuals to make annual contributions of up to the lesser of a specified annual amount or 100% of the compensation included in your income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 ½, unless certain exceptions apply. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.
SIMPLE IRAs permit certain eligible small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a specified annual amount. The sponsoring employer is required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 ½ are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.
Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 ½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.
Other Tax Issues
Qualified Contracts generally have minimum distribution rules that govern the timing and amount of distributions. Roth IRAs do not require distributions before death. In addition, to satisfy minimum distribution rules, please note that for deaths occurring on or after January 1, 2020, most non-spouse designated Beneficiaries will have to take post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries” which include disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. You should consult a tax adviser for more information about these distribution rules.
Distributions from Qualified Contracts generally are subject to withholding for the Owner’s Federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.
Federal Estate, Gift, and Generation-Skipping Transfer Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
Under certain circumstances, the Code may impose a generation skipping transfer (“GST”) tax when all or part of an annuity contract is transferred to, or a Death Benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Medicare Tax
Distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. You should consult a tax adviser for more information.
Same-Sex Spouses
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s Death Benefit. All Contract provisions relating to the spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Annuity Purchases by Residents of Puerto Rico
The Internal Revenue Service has announced that income received by residents of Puerto Rico under annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Annuity Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.
Our Income Taxes
At the present time, We make no charge for any Federal, state or local taxes (other than the charge for state and local Premium Taxes) that We incur that may be attributable to the investment divisions (that is, the Subaccounts) of the Variable Account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that We determine is attributable to the investment divisions of the Variable Account or the Contracts.
To the extent permitted by Federal tax law, We may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.
Under current laws in several states, We may incur state and local taxes (in addition to Premium Taxes). These taxes are not now significant and We are not currently charging for them. If they increase, We may deduct charges for such taxes.
Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

Other Benefits Available Under the Contract
The following table summarizes information about other optional benefits available under the Contract.
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Automatic Asset Reallocation Program	Automatically transfers your Accumulation Value to maintain your chosen percentage allocation among the Subaccounts (monthly, quarterly, semi-annually, or annually).	No Charge	• Only available during the Accumulation Period. • Cannot be chosen if you are participating in the Dollar Cost Averaging Program.
Dollar Cost Averaging Program
Automatically transfers a set dollar amount from the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount to other Subaccounts you select (monthly, quarterly, semi-annually, or annually).
		No Charge	• Only available during the Accumulation Period. • Cannot be chosen if you are participating in the Automatic Asset Reallocation Program. • Minimum transfer amount is $250.
Systematic Withdrawal Plan	Automatically withdraws a set dollar amount from the Contract (monthly, quarterly, semi-annually, or annually).	No Charge
 • Only available during the Accumulation Period.
• Minimum withdrawal amount is $100.
• If, during the Contract year, the amount of withdrawals exceeds your free withdrawal amount, we will deduct a Surrender Charge.
• Income taxes and tax penalties may apply to withdrawals.

Other Information
Payments We Make
We usually pay the amounts of any surrender, partial surrender, or Death Benefit within seven days after We receive all applicable written notices, permitted telephone requests, and/or due proofs of death. However, We can postpone these payments if:
•	the New York Stock Exchange is closed, other than for customary weekends and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or
•	the SEC permits, by an order, the postponement of any payment for the protection of Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.
If, under SEC rules, Vanguard VIF Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, We will delay payment of any transfer, partial surrender, surrender or Death Benefit from the Vanguard VIF Money Market Portfolio Subaccount until the Portfolio is liquidated.
If, under SEC rules, the Fidelity® VIP Government Money Market Portfolio suspends payments of redemption proceeds in connection with the liquidation of the Portfolio, We will delay payment of any transfer, partial surrender, surrender or Death Benefit from the Fidelity® VIP Government Money Market Portfolio Subaccount until the Portfolio is liquidated.
We have the right to defer payment of amounts from the Fixed Account for up to six months after receipt of the written notice. We will pay interest on any payment deferred for 30 days or more as required by state law.
If you have submitted a check or draft as payment, We have the right to defer payment of surrenders, partial surrenders, the Death Benefit, or payments under a settlement option until the check or draft has been honored.
If mandated under applicable law, We may be required to block an Owner’s account and thereby refuse to pay any requests for transfers, partial surrenders, surrenders or Death Benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.
Replacement of Contracts
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a new contract. You should replace your existing Contract only when you determine that the new contract is better for you. The charges and benefits of your existing Contract may be different from the new contract. You may have to pay a Surrender Charge on your existing Contract, and the new contract may impose a new surrender charge period.
You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing Contract for cash and then buy the new contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.
Modifying the Contract
Any modification or waiver of Our rights or requirements under the Contract must be in writing and signed by Our President, one of Our Vice Presidents, Our Secretary or Our Assistant Secretary. No agent or other person may bind Us by waiving or changing any provision contained in the Contract.
Upon notice to you, We may modify the Contract:
•
to conform the Contract, Our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Contract, Our Company, or the Variable Account is subject;

•	to assure continued qualification of the Contract under the Code or other Federal or state laws relating to retirement annuities or variable annuity contracts;
•	to reflect a change in the Variable Account’s operation; or
•	provide additional investment options.
If We modify the Contract, We will make appropriate endorsements to the Contract. If any provision of the Contract conflicts with the laws of a jurisdiction that govern the Contract, We reserve the right to amend the provision to conform with these laws.
Distribution of the Contracts
We ceased offering the Contracts to new purchasers in 2009. You may, however continue to make payments to fund your Contract pursuant to its terms, and exercise other rights and options under your Contract, such as reallocations among investment options, partial withdrawals, surrenders and changes in ownership. To that limited extent, the distribution with respect to outstanding Contracts continues.
We have entered into a distribution agreement, effective as of February 15, 2014, with Sunset Financial Services, Inc. (the “Distributor”), for the distribution and servicing of outstanding Contracts. The Distributor is located at 3520 Broadway, Kansas City, Missouri, 64111. Pursuant to this agreement, the Distributor serves as principal underwriter for the Contracts, and distributes and services the Contracts through its registered representatives. The Distributor replaced American Family Securities, LLC, Our affiliate, which had acted as principal underwriter and distributor for the Contracts until February 14, 2014. The Distributor is not affiliated with Us. All commissions that were payable with respect to the Contracts have been paid, and no commissions are or will become payable to the Distributor (or American Family Securities, LLC) or their respective registered representatives with respect to the Contracts. The Distributor, however, may be reimbursed by Kansas City Life Insurance Company for expenses incurred by the Distributor in providing distribution and servicing services for the Contracts.
The Fidelity® Variable Insurance Products Fund makes payments to the Distributor under its distribution plans in consideration of services provided and expenses incurred by the Distributor in distributing Service Class 2 Fund shares available under the Contracts. These payments may equal, on an annual basis, up to 0.25% of the average net assets of the Variable Account invested in the particular fund. The compensation received by the Distributor’s registered representatives is not affected by the payments received from the Fidelity® Variable Insurance Products Fund or the subaccounts selected by Owners.
Legal Proceedings
Like other life insurance companies, We are involved in lawsuits. In addition, We are from time to time, involved as a party to various governmental and administrative proceedings. Currently, there are no class action lawsuits or proceedings naming Us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or proceeding cannot be predicted with certainty, We believe that at the present time, there are no pending or threatened lawsuits or proceedings that are reasonably likely to have a material adverse impact on the Variable Account, the ability of the Distributor to perform its contract with the Variable Account or the ability of American Family Life Insurance Company to meet its obligations under the Contract.
Ownership
The Owner, subject to any assignment on file at the Administrative Service Center and subject to the rights of any irrevocable Beneficiary, may exercise all rights and options provided by this Annuity Contract during the Annuitant’s lifetime. This includes the right to name a new Owner or a new Beneficiary or to receive income payments under certain Settlement Options otherwise payable to the Annuitant. The consent of any Beneficiary or any contingent Owner will not be required unless the existing designation has been made irrevocable by its terms. If the Owner is not the Annuitant and the Owner dies before the Annuitant, the Owner’s estate will become the Owner unless We have received a written request before the Owner’s death from the Owner naming a contingent Owner or unless otherwise provided by Annuity Contract endorsement. If the Owner dies and the Owner’s spouse is the Annuitant, the Owner’s spouse becomes the Owner.
Reports to Owners
We will mail a report to you at least annually at your last known address of record. The report will state the Accumulation Value (including the Accumulation Value in each Subaccount and the Fixed Account), the Surrender Value, any activity since the last report (e.g., premium payments, partial surrenders and interest credited to the Fixed Account) and any further information required by any applicable law or regulation.
Inquiries
Inquiries regarding your Contract may be made by calling or writing to Us at:
American Family Life Insurance Company
Administrative Service Center
P.O. Box 219409
Kansas City, Missouri 64121-9409
1-877-781-3520
Financial Statements
The financial statements for the Variable Account and the Company are contained in the Statement of Additional Information (the “SAI”). Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the Contracts. For a free copy of these financial statements and/or the SAI, please call or write to Us at Our Administrative Service Center.
Vanguard® VIF Money Market Portfolio
As of January 20, 2021, the Vanguard VIF Money Market Portfolio has changed from a retail money market fund to a government money market fund. Institutional investors, such as corporations, partnerships, and certain irrevocable trusts, who were not able to invest in the Vanguard VIF Money Market Portfolio Subaccount when it was a retail money market, are now able to invest in the Vanguard VIF Money Market Portfolio Subaccount.

Appendix A: Portfolio Companies Available Under the Contract
The following is a list of Portfolio Companies available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at [URL]. You can also request this information at no cost by calling 1-877-781-3520 or by sending an email request to statecompliance@kclife.com.
The current expenses and performance information below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio	Adviser/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/21)
				1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio – Service Class 2	Fidelity Management & Research Company
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500SM Index (S&P 500®).
	Fidelity® VIP Equity Income PortfolioSM – Service Class 2	Fidelity Management & Research Company
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio – Initial Class	Fidelity Management & Research Company
Seeks high total return through a combination of current income and capital appreciation.	Fidelity® VIP Growth & Income Portfolio – Service Class 2	Fidelity Management & Research Company
Seeks as high a level of current income as is consistent with preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio – Service Class	Fidelity Management & Research Company
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio – Initial Class	Fidelity Management & Research Company
Seeks to provide long-term capital appreciation.	Vanguard VIF Capital Growth Portfolio	PRIMECAP Management Company
Seeks to provide long-term capital appreciation.	Vanguard VIF International Portfolio	Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc.
Seeks to provide current income while maintaining liquidity and a stable net asset value of $1 per share.	Vanguard VIF Money Market Portfolio	The Vanguard Group, Inc.
Seeks to provide long-term capital appreciation.	Vanguard VIF Small Company Growth Portfolio	ArrowMark Colorado Holdings, LLC and The Vanguard Group, Inc.

To learn more about the Contract, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus. For a free copy of the SAI and to request other information about the Contract, please call or write to Us at Our Administrative Service Center only, P.O. Box 219409, Kansas City, Missouri 64121-9409, 1-877-781-3520.
The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Us and the Contract. Information about Us and the Contract (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by electronic request at the email address maintained by the SEC (publicinfo@sec.gov). Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.
Investment Company Act of 1940 Registration File No. 811-10121
Contract Identifier C000018178

All your protection under one roof*
American Family Life Insurance Company
Administrative Service Center – Kansas City, MO 64111
The American Family Variable Annuity is issued by American Family Life Insurance Company and distributed by Sunset Financial Services, Inc.
3520 Broadway, Kansas City, MO 64111
1-800-821-5529
© 2013

Statement of Additional Information
for the
American Family Variable Annuity Contract
Flexible Premium Variable Annuity Contract
Issued Through
American Family Variable Account II
Offered by
American Family Life Insurance Company
Administrative Service Center
P.O. Box 219409
Kansas City, Missouri 64121-9409
1-877-781-3520
This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the American Family Variable Annuity Contract offered by American Family Life Insurance Company. You may obtain a copy of the Prospectus for the Contract dated May 1, 2022 by calling the above telephone number or by writing to Us at the above address.
This Statement of Additional Information incorporates terms used in the current Prospectus for the Contract.
This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Contract and the Funds.
The date of this Statement of Additional Information is May 1, 2022.

Additional Contract Provisions
The Contract
The entire contract consists of the Contract, the signed Application attached at issue, any attached amendments and supplements to the Application, and any attached riders and endorsements. In the absence of fraud, We consider all statements in the Application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached Application or in an amendment or supplement to the Application attached to the Contract.
Assignment
The rights of the Owner and any Beneficiary are subject to the rights of any assignee of this Contract unless the Beneficiary was effectively designated as an irrevocable Beneficiary before the assignment. No assignment is binding on Us until the original or a copy of it is filed at Our Administrative Service Center, and accepted by Us. We are not responsible for the validity of any assignment or its legal effect.
Incontestability
We will not contest the Contract after the issue date.
Incorrect Age or Gender
If the age or gender (if applicable) of the Annuitant has been stated incorrectly, then We will determine the Annuity Commencement Date and the amount of the income payments by using the correct age and gender. After the Annuity Commencement Date, any adjustment for underpayment will be paid immediately. Any adjustment for overpayment will be deducted from future payments. We will make adjustments for overpayments or underpayments with interest at the rate then in use to determine the rate of payments.
Nonparticipation
The Contract does not participate in Our surplus earnings or profits. We will not pay dividends on this Contract.

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Tax Status of the Contracts
Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.
Diversification Requirements. The Code requires that the investments of each Subaccount of the Variable Account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each Subaccount, through the Portfolio in which it invests, will satisfy these diversification requirements.
Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, We believe that the Owner of a Contract should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying Variable Account assets.
Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any Owner dies on or after the Annuity Commencement Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (b) if any Owner dies prior to the annuity start date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death. These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.
The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.
Other rules may apply to Qualified Contracts.
Calculation of Subaccount and Adjusted Historic Portfolio Performance Data
We may advertise and disclose historic performance data for the Subaccounts, including yields, standard annual total returns, and non-standard measures of performance of the Subaccounts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the SEC defined standards.
Money Market Subaccount Yields
Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market portfolio.
We compute this current annualized yield by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical Subaccount under a Contract having a balance of one unit of the Money Market Subaccount at the beginning of the period. We divide that net change in Subaccount value by the value of the hypothetical Subaccount at the beginning of the period to determine the base period return. Then We annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market portfolio in which the hypothetical Subaccount invests; and (ii) charges and deductions imposed under the Contract that are attributable to the hypothetical Subaccount.
These charges and deductions include the per unit charges for the annual contract fee, the mortality and expense risk charge and the asset-based administrative charge. For purposes of calculating current yields for a Contract, We use an average per unit annual contract fee based on the $30 annual contract fee.
We calculate the current yield by the following formula:
Current Yield = ((NCS/UV) X (365/7)) - ES

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Where:
NCS = The net change in the value of the Money Market portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical Subaccount having a balance of one Subaccount unit.
ES = Per unit charges deducted from the hypothetical Subaccount for the seven-day period.
UV = The unit value for the first day of the seven-day period.
We may also disclose the effective yield of the Money Market Subaccount for the same seven-day period, determined on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base return, raising the sum to a power equal to 365 divided by 7, and subtracting one and the per unit charges from the result.
Effective Yield = (1 + (NCS/UV))365/7 - 1 - ES
Where:
NCS = The net change in the value of the Money Market portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical Subaccount having a balance of one Subaccount unit.
ES = Per unit charges deducted from the hypothetical Subaccount for the seven-day period.
UV = The unit value for the first day of the seven-day period.
The Money Market Subaccount yield is lower than the Money Market portfolio’s yield because of the charges and deductions that the Contract imposes.
The current and effective yields on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market portfolio, the types and quality of securities held by the Money Market portfolio and that portfolio’s operating expenses. We may also present yields on amounts held in the Money Market Subaccount for periods other than a seven-day period.
Yield calculations do not take into account the surrender charge that We assess on certain withdrawals of Accumulation Value.
Other Subaccount Yields
Sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) under the Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income that the Subaccount generates during a 30-day or one-month period and is assumed to be generated during each period over a 12-month period.
We compute the annualized 30-day yield by:
•
dividing the net investment income of the portfolio attributable to the Subaccount units, less Subaccount expenses attributable to the Contract for the period, by the maximum offering price per unit on the last day of the period;

•	multiplying the result by the daily average number of units outstanding for the period;
•	compounding that yield for a 6-month period; and
•	multiplying the result by 2.

4

Expenses of the Subaccount include the annual contract fee, the asset-based administrative charge and the mortality and expense risk charge. The yield calculation assumes that We deduct the annual contract fee at the end of each Contract year. For purposes of calculating the 30-day or one-month yield, We divide an average annual contract fee collected by the average Accumulation Value in the Subaccount to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. We calculate the 30-day or one-month yield by the following formula:
Yield = 2 X ((((NI - ES)/(U X UV)) + 1)6 - 1)
Where:
NI = Net income of the portfolio for the 30-day or one-month period attributable to the Subaccount’s units.
ES = Charges deducted from the Subaccount for the 30-day or one-month period.
U = The average number of units outstanding.
UV = The unit value at the close of the last day in the 30-day or one-month period.
The yield for the Subaccount is lower than the yield for the corresponding portfolio because of the charges and deductions that the Contract imposes.
The yield on the amounts held in the Subaccounts normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The types and quality of securities that a portfolio holds and its operating expenses affect the corresponding Subaccount’s actual yield.
Yield calculations do not take into account the surrender charge that We assess on certain withdrawals of Accumulation Value.
Average Annual Total Returns for the Subaccounts
Sales literature or advertisements may quote average annual total returns for one or more of the Subaccounts for various periods of time. If We advertise total return for the Money Market Subaccount, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.
When a Subaccount has been in operation for one, five, and ten years, respectively, We will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time.
Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. Each period’s ending date for which We provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.
We calculate the standard average annual total returns using Subaccount unit values that We calculate on each Business Day based on the performance of the Subaccount’s underlying portfolio, the deductions for the mortality and expense risk charge, the asset-based administrative charge and the annual contract fee. The calculation assumes that We deduct an annual contract fee of $30.00 at the end of each Contract year. For purposes of calculating average annual total return, We use an average per-dollar per-day annual contract fee attributable to the hypothetical Subaccount for the period. The calculation also assumes total surrender of the Contract at the end of the period for the return quotation and will take into account the surrender charge applicable to the Contract that We assess on surrenders of Accumulation Value.
We calculate the standard total return by the following formula:
TR = ((ERV/P)/1N) - 1
Where:
TR = The average annual total return net of Subaccount recurring charges.
ERV = The ending redeemable value (minus any applicable surrender charge) of the hypothetical Subaccount at the end of the period.
P = A hypothetical initial payment of $1,000.
N = The number of years in the period.
Non-Standard Subaccount Total Returns
Sales literature or advertisements may quote average annual total returns for the Subaccounts that do not reflect any surrender charges. We calculate such non-standard total returns in exactly the same way as the average annual total returns described above, except that

5

We replace the ending redeemable value of the hypothetical Subaccount for the period with an ending value for the period that does not take into account any surrender charges.
We may disclose cumulative total returns in conjunction with the standard formats described above. We calculate the cumulative total returns using the following formula:
CTR = (ERV/P) - 1
Where:
CTR = The cumulative total return net of Subaccount recurring charges for the period.
ERV = The ending redeemable value of the hypothetical investment at the end of the period.
P = A hypothetical single payment of $1,000.
Adjusted Historic Portfolio Performance Data
Sales literature or advertisements may quote adjusted yields and total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic portfolio performance may include data that precedes the inception dates of the Subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.
We will disclose nonstandard performance data only if We disclose the standard performance data for the required periods.
Effect of the Annual Contract Fee on Performance Data
The Contract provides for the deduction of a $30.00 annual contract fee at the end of each Contract year from the Fixed Account and the Subaccounts. We will waive this charge if your Accumulation Value is more than $20,000 on the date the charge is assessed. We base it on the proportion that the value of each such account bears to the total Accumulation Value. For purposes of reflecting the annual contract fee in yield and total return quotations, We convert the annual contract fee into a per-dollar per-day charge based on the average Accumulation Value in the Subaccount for all Contracts on the last day of the period for which quotations are provided. Then, We adjust the per-dollar per-day average charge to reflect the basis upon which We calculate the particular quotation.
Historic Performance Data
General Limitations
The funds provide the portfolios’ performance data. We derive Subaccount performance data from the data that the funds provide and rely on the funds’ data.
Time Periods Before the Date the Variable Account Commenced Operations
The Variable Account may disclose non-standardized total return for time periods before the Variable Account commenced operations. Such performance data would be based on the actual performance of the portfolios since their inception, adjusted to reflect the effect of the current level of charges that apply to the Subaccounts under the Contract.
Addition, Deletion or Substitution of Investments
In the event of any substitution or change, We may (by appropriate endorsement, if necessary) change the Contract to reflect the substitution or change. If We consider it to be in the best interest of Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, it may be combined with other of Our variable accounts, or the assets may be transferred to another variable account. In addition, We may, when permitted by law, restrict or eliminate any voting rights you have under the Contracts.

6

Resolving Material Conflicts
The funds currently sell shares to registered separate accounts of insurance companies other than Us to support other variable annuity contracts and variable life insurance contracts. In addition, Our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as a Contract Owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and participating qualified retirement plans or participants in such retirement plans.
We currently do not foresee any disadvantages to you that would arise from the sale of fund shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies.
In addition, the management of the funds will monitor the funds in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable. In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if We believe that the response of the funds to any such conflict does not sufficiently protect you, then We will take Our own appropriate action, including withdrawing the Variable Account’s investment in such funds, as appropriate.
Voting Rights
We determine the number of votes you may cast by dividing your Accumulation Value in a Subaccount by the net asset value per share of the portfolio in which that Subaccount invests. We determine the number of votes available to you as of the same date that the fund establishes for determining shareholders eligible to vote at the relevant meeting of the portfolio’s shareholders. We will solicit voting instructions by sending you written materials before the fund’s meeting in accordance with the fund’s procedures.
Safekeeping of Variable Account Assets
We hold the Variable Account’s assets physically segregated and apart from the General Account. We maintain records of all purchases and sales of portfolio shares by each of the Subaccounts. A Fidelity bond in the amount of $10 million per occurrence and $20 million in the aggregate covering Our officers and employees has been issued by Travelers Casualty and Surety Company of America.
Distribution of the Contracts
We ceased offering the Contracts to new purchasers in 2009.
Sunset Financial Services, Inc. (the “Distributor”) serves as principal underwriter for the Contracts. The Distributor is located at 3520 Broadway, Kansas City, Missouri, 64111. The Distributor was organized as a corporation under Washington state laws in 1964 and is wholly owned by Kansas City Life Insurance Company. The Distributor is registered as a broker-dealer with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions of the states in which it operates, and is a member firm of the Financial Industry Regulatory Authority, Inc. (FINRA).
More information about the Distributor and its registered persons is available at http://brokercheck.finra.org or by calling the FINRA BrokerCheck at toll-free (800) 289-9999.
7

On February 15, 2014, the Distributor replaced American Family Securities, LLC, which served as principal underwriter of the Contracts until then. No compensation is payable to the Distributor by Us under the Distribution Agreement, and its operating expenses (including compensation of its registered persons involved in carrying out the Distributor’s responsibilities under the Distribution Agreement) are paid by Kansas City Life Insurance Company, as the direct owner of the Distributor. However, commissions were payable by Us to American Family Securities, LLC under the agreement in effect when American Family Securities, LLC served as principal underwriter for the Contracts. Prior to transferring the distribution functions for the Contracts to the Distributor in February 2014, American Family Securities, LLC and American Family Life Insurance Company amended their distribution agreement to commute the commission, obligations payable to the individuals and managers registered with American Family Securities, LLC. All commissions that were payable with respect to the Contracts have been paid, and no commissions are or will become payable to the Distributor (or American Family Securities, LLC) or their respected registered representatives with respect to the Contracts.
When American Family Securities, LLC did receive commissions, American Family Securities, LLC passed through commissions to individuals and their managers who were registered with American Family Securities, LLC at the time the Contracts were sold. American Family Securities, LLC did not retain any portion of the commissions in return for its services as distributor for the Contracts. However, American Family Life Insurance Company and American Family Mutual Insurance Company, S.I. paid all of the operating and other expenses of American Family Securities, LLC when that agreement was in effect.
Administration
American Family Life Insurance Company (“AFLIC”) has entered into an indemnity reinsurance agreement with Kansas City Life Insurance Company (“KCL”) to indemnify and re-insure the obligations of the Company under the Contracts and to provide for the administration of the Contracts. This administration includes, but is not limited to, collecting Premiums and other amounts due with respect to the Administered Business, adjudicating, paying and administering claims under Variable Contracts, preparing all accounting and actuarial information related to the Administered Business, assuming all responsibility for underwriting, and responding to requests and inquiries from regulators with respect to Variable Contracts. KCL is located at 3520 Broadway, Kansas City, Missouri, 64111.
Fiscal Year	Aggregate Amount of Compensation Paid by American Family Life Insurance Company to Kansas City Life Insurance Company for Administrative Services
2021	$0
2020	$0
2019	$0
Additional Information about the Company
American Family Life Insurance Company is owned 100% by AmFam, Inc., a Wisconsin business corporation formed to hold certain subsidiaries and assets of American Family Insurance Mutual Holding Company.  AmFam, Inc. is owned 100% by American Family Mutual Insurance Company, S.I. (“AFMICSI”), a Wisconsin stock insurance corporation engaged in the business of issuing property and casualty insurance policies.  AFMICSI is owned 100% by AmFam Holdings, Inc., a Wisconsin business corporation, which is not engaged in the business of insurance but owns all other insurance company subsidiaries of American Family Insurance Mutual Holding Company.  AmFam Holdings, Inc. is owned 100% by American Family Insurance Mutual Holding Company, a Wisconsin mutual insurance holding company.
Legal Matters
Krystle L. Garcia, Assistant General Counsel, American Family Life Insurance Company, has passed upon all matters relating to Wisconsin law pertaining to the Contracts, including the validity of the Contracts and the Company’s authority to issue the Contracts. Eversheds Sutherland (US) LLP, 700 6th St. NW, Washington, D.C. 20001, has provided legal advice on certain matters under the Federal securities laws that relate to the Contract.
Experts
The Statutory Financial Statements as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 of American Family Life Insurance Company, and the Financial Statements as of December 31, 2021 and for each of the two years in the period ended December 31, 2021 of the American Family Variable Account II included in this SAI, which is a part of the Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

8

Other Information
We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.
Financial Statements
This SAI contains the audited Statement of Assets and Liabilities and Policy Owners' Equity of the Variable Account as of December 31, 2021, the related Statement of Operations for the year then ended, and the Statement of Changes in Policy Owners' Equity for each of the two years in the period ended December 31, 2021. PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606, serves as independent registered public accounting firm for the Variable Account.
Our Statutory Balance Sheets as of December 31, 2021 and 2020 and Our related Statutory Statements of Operations, Statutory Statements of Changes in Capital and Surplus, and Statutory Statements of Cash Flows for each of the three years in the period ended December 31, 2021, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.
9

Part C
Item 27.	Exhibits
(a)		Certified resolution of the Board of Directors of American Family Life Insurance Company (the “Company”) authorizing establishment of American Family Variable Account II (the “Variable Account”).[1]
(b)		Not applicable.
(c)	(1)	Form of Distribution Agreement.[2]
	(2)	Form of Registered Representative Agreement.[2]
	(3)	Form of Variable Contract Distribution and Principal Underwriting Agreement.[5]
(d)		Form of Contract for the Individual Flexible Premium Variable Annuity.[1]
(e)		Form of Application for the Individual Flexible Premium Variable Annuity.[1]
(f)	(1)	Articles of Incorporation of American Family Life Insurance Company.[1]
	(2)	By-Laws of American Family Life Insurance Company.[1]
(g)		Indemnity Reinsurance Agreement between American Family Life Insurance Company and Kansas City Life Insurance Company.[5]
(h)	(1)
Form of Participation Agreement between Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Fidelity Distributors Corporation and American Family Life Insurance Company.[2]

	(2)	Form of Amendment to Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company. [3]
	(3)	Form of Second Amendment to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company. [4]
	(4)	Form of Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company.[5]
(i)	(1)	Transition Services Agreement between American Family Life Insurance Company and Kansas City Life Insurance Company.[5]
	(2)	Form of Administrative Services Agreement between American Family Life Insurance Company and Kansas City Life Insurance Company.[5]
(j)		Form of Rule 22c-2 Shareholder Information Agreement Related to Variable Products between Fidelity Distributors Corporation and American Family Life Insurance Company. [3]
(k)		Opinion and Consent of Krystle L. Garcia, Esq.[7]
(l)	(1)	Consent of Eversheds Sutherland (US) LLP.[7]
	(2)	Consent of Independent Registered Public Accounting Firm.[7]
	(3)	Consent of Krystle L. Garcia, Esq.[7]
(m)		No financial statements will be omitted from Item 23.
(n)		Not applicable.
(o)		Powers of Attorney.[6]
[1]	Incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-45592) filed September 12, 2000.
[2]	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-45592) filed on March 2, 2001.
[3]	Incorporated herein by reference to the Post-Effective Amendment No. 7 to the Registration, Statement on Form N-4 (File No. 333-45592) filed on April 27, 2007.
[4]	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 (File No. 333-45592) filed on April 25, 2008.
[5]	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 (File No. 333- 45592) filed on October 25, 2013.
[6]	Filed herein.
[7]	To be filed.

Item 28.	Directors and Officers of American Family Life Insurance Company
Name and Principal Business Address*	Position and Office with Depositor
William Todd Fancher	Director, President
David C. Holman	Director, Secretary
Troy P. Van Beek	Director, Treasurer
Jeffrey J. Swalve	Director
Jessica J. Stauffacher	Director, Chairperson of the Board
Asya S. Alexandrovich	Chief Legal Officer
Mary A. Theilen	Assistant Treasurer
Lauren K. Powell	Assistant Secretary

*	Principal business address for each officer and director listed is 6000 American Parkway, Madison, Wisconsin 53783.
Item 29.	Persons Controlled By or Under Common Control With the Depositor or Registrant
NAME	JURISDICTION	PERCENT OF VOTING SECURITIES OWNED
American Family Insurance Mutual Holding Company	WI	Mutual Holding Company
AmFam Holdings, Inc	WI	Owned by American Family Insurance Mutual Holding Company
American Family Mutual Insurance Company, S.I.	WI	Owned by AmFam Holdings, Inc.
AmFam, Inc.	WI	Ownership of all voting securities by American Family Mutual Insurance Company, S.I.
American Family Brokerage, Inc.	WI	Ownership of all voting securities by American Family Mutual Insurance Company, S.I.
American Family Life Insurance Company	WI	Ownership of all voting securities by AmFam, Inc.
American Standard Insurance Company of WI	WI	Ownership of all voting securities by AmFam, Inc.
American Family Financial Services, Inc.	WI	Ownership of all voting securities by AmFam, Inc.
American Family Insurance Company	WI	Ownership of all voting securities by AmFam, Inc.
American Standard Insurance Company of OH	WI	Ownership of all voting securities by AmFam, Inc.
AFICS, Inc.	WI	Ownership of all voting securities by AmFam, Inc.
The AssureStart Insurance Agency LLC	WI	Controlled by American Family Mutual Insurance Company, S.I.
American Family Insurance Institute for Corporate and Social Impact, Inc.	WI	Owned by AmFam Holdings, Inc.
New Ventures, LLC	WI	Owned by AmFam Holdings, Inc.
AmFam VC Management LLC	WI	New Ventures, LLC, sole and managing member
AmFam VC Fund III GP, LLC	WI	New Ventures, LLC, sole and managing member
AmFam VC Fund IV GP, LLC	WI	New Ventures, LLC, sole and managing member
AmFam VC SPV II, LP	DE	AmFam VC Fund III GP, LLC, general partner; New Ventures, LLC, managing member
AmFam VC SPV I, LP	DE	AmFam VC Fund III GP, LLC, general partner; New Ventures, LLC, managing member
AmFam VC Fund III LP	DE	AmFam VC Fund III GP, LLC, general partner; New Ventures, LLC, managing member
AmFam VC Fund IV LP	DE	AmFam VC Fund IV GP, LLC, general partner; New Ventures, LLC, managing member
Adjacency Holdings, Inc.	WI	Owned by AmFam Holdings, Inc.

NAME	JURISDICTION	PERCENT OF VOTING SECURITIES OWNED
Moonrise, Inc.	WI	Ownership of all voting securities by Adjacency Holdings, Inc.
Networked Insights, Inc.	DE	Ownership of all voting securities by Adjacency Holdings, Inc.
SHGI Corp.	NC	Ownership of all voting securities by Adjacency Holdings, Inc.
Opterrix, Inc.	WI	Ownership of all voting securities by Adjacency Holdings, Inc.
AmFam QOF, LLC	WI	American Family Mutual Insurance Company, S.I., manager and member; American Family Life Insurance Company, member
Milwaukee AMBROZ, LLC	WI	American Family Mutual Insurance Company, S.I., manager and member; AmFam QOF, LLC, member
Midvale Indemnity Company	WI	Ownership of all voting securities by AmFam, Inc.
PGC Holdings Corp.	DE	Ownership of all voting securities by AmFam, Inc.
Permanent General Assurance Corp. of OH	WI	Ownership of all voting securities by PGC Holdings Corp.
Permanent General Companies, Inc.	TN	Ownership of all voting securities by PGC Holdings Corp.
The General Automobile Insurance Company, Inc.	WI	Ownership of all voting securities by Permanent General Assurance Corp. of OH
Permanent General Assurance Corporation	WI	Ownership of all voting securities by Permanent General Companies, Inc.
PGA Service Corporation	TN	Ownership of all voting securities by Permanent General Assurance Corporation
The General Automobile Insurance Services of Texas, Inc.	TX	Ownership of all voting securities by PGA Service Corp.
The General Automobile Insurance Services of Ohio, Inc.	OH	Ownership of all voting securities by PGA Service Corp.
The General Automobile Insurance Services of Georgia, Inc.	GA	Ownership of all voting securities by PGA Service Corp.
The General Automobile Insurance Services, Inc.	CA	Ownership of all voting securities by PGA Service Corp.
The General Automobile Insurance Services of Louisiana, Inc.	LA	Ownership of all voting securities by PGA Service Corp.
Homesite Group Incorporated	DE	Ownership of all voting securities by AmFam, Inc.
Homesite Underwriting Managers LLC	DE	Controlled by Homesite Group Incorporated
Homesite Insurance Company of the Midwest	WI	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite Insurance Company	WI	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite Indemnity Company	WI	Ownership of all voting securities by Homesite Group Incorporated
Homesite Insurance Company of California	CA	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite Insurance Company of New York	NY	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite Insurance Company of Georgia	GA	Ownership of all voting securities by Homesite Underwriting Managers LLC

NAME	JURISDICTION	PERCENT OF VOTING SECURITIES OWNED
Homesite Insurance Company of Illinois	IL	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite Insurance Company of Florida	IL	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite Lloyds’s of Texas	TX	Ownership of all voting securities by Texas-South of Homesite, Inc.
Homesite Insurance Agency, Inc.	MA	Ownership of all voting securities by Homesite Underwriting Managers LLC
Texas-South of Homesite, Inc.	TX	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite General Agent LLC	DE	Controlled by Homesite Group Incorporated
American Family Connect Property and Casualty Insurance Company	WI	Ownership of all voting securities by AmFam, Inc.
American Family Connect Insurance Company	WI	Ownership of all voting securities by American Family Connect Property and Casualty Insurance Company
American Family Connect Insurance Agency, Inc.	WI	Ownership of all voting securities by American Family Connect Property and Casualty Insurance Company
Bold Penguin, Inc.	DE	Ownership of all voting securities by AmFam, Inc.
Bold Penguin Company, LLC	OH	Controlled by Bold Penguin, Inc.
Claimkit, Inc.	DE	Ownership of all voting securities by Bold Penguin, Inc.
Glacier Rentals, LLC	OH	Controlled by Bold Penguin, Inc.
Main Street America Group Inc.	FL	Ownership of all voting securities by AmFam, Inc.
NGM Insurance Company	FL	Ownership of all voting securities by Main Street America Group Inc.
Main Street America Financial Corporation	NH	Ownership of all voting securities by NGM Insurance Company
Main Street America Assurance Company	FL	Ownership of all voting securities by Main Street America Financial Corporation
Old Dominion Insurance Company	FL	Ownership of all voting securities by Main Street America Financial Corporation
MSA Insurance Company	SC	Ownership of all voting securities by Main Street America Financial Corporation
Main Street America Protection Insurance Company	FL	Ownership of all voting securities by Main Street America Financial Corporation
MSA Information Systems & Services Corp.	NH	Ownership of all voting securities by Main Street America Financial Corporation
Main Street America Holding, Inc.	NH	Ownership of all voting securities by Main Street America Financial Corporation
Main Street America Capital Corp.	NH	Ownership of all voting securities by Main Street America Financial Corporation
Austin Mutual Insurance Company	MN	Mutual insurance company by order of affiliation and controlled by NGM Insurance Company
Spring Valley Mutual Insurance Company	MN	Mutual insurance company by order of affiliation and controlled by NGM Insurance Company
Grain Dealers Mutual Insurance Company	IN	Mutual insurance company by order of affiliation and controlled by NGM Insurance Company

Item 30.	Indemnification
(a) Under its By-laws, American Family, to the full extent permitted by the Wisconsin Business Corporation Law, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director, officer or employee of American Family, as provided below.
By-laws of American Family Life Insurance Company (as amended November 1, 1998)
Article VII of American Family Life Insurance Company’s By-laws provides, in part:
INDEMNIFICATION OF DIRECTORS AND OFFICERS
To the extent permitted by law, the Corporation shall indemnify each Director and Officer of the Corporation, and his heirs, executors and administrators against all expenses and liability reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a Director or Officer of the Corporation, whether or not he continues to be a Director or Officer at the time of incurring such expenses and liabilities; such expenses and liabilities to include, but not be limited to, judgments, court costs, and attorneys’ fees and the cost of settlements. The Corporation shall not, however, indemnify such Director or Officer with respect to matters as to which he shall be finally adjudged in any such action, suit, or proceeding to have been liable for willful misconduct in the performance of his duties as such Director or Officer. In the event a settlement or compromise is effected, indemnification may be had only if the Board of Directors shall have been furnished with an opinion of counsel for the Corporation to the effect that such settlement or compromise is in the best interests of the Corporation and that such Director or Officer is not liable for willful misconduct in the performance of his duties with respect to such matters, and, if the Board shall have adopted a resolution approving such settlement or compromise. The foregoing right of indemnification shall not be exclusive of other rights to which any Director or Officer may be entitled as a matter of law.
Insofar as indemnification or liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that any claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
(b) Section 8 of the Distribution Agreement between American Family Life Insurance Company (“AFLIC”) and Sunset Financial Services, Inc. (“Distributor”) entered into on October 9, 2013, provides substantially as follows:
8.	Indemnification
a.
By AFLIC. AFLIC shall indemnify and hold harmless Distributor and any officer, director, or employee of Distributor against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which Distributor and/or any such person may become subject, under any statute or regulation, any FINRA rule or interpretation, at common law or otherwise, insofar as such losses, claims, damages or liabilities:

(1) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, contained in any Registration Statement or in any Prospectus; provided that AFLIC shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon information furnished in writing to AFLIC by Distributor specifically for use in the preparation of any such Registration Statement or any amendment thereof or supplement thereto;
(2) result from any breach by AFLIC of any provision of this Agreement.
This indemnification shall be in addition to any liability that AFLIC may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the person seeking indemnification.
b.
By Distributor. Distributor shall indemnify and hold harmless AFLIC and any officer, director, or employee of AFLIC against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which AFLIC and/or any such person may become subject under any statute or regulation, any FINRA rule or interpretation, at common law or otherwise, insofar as such losses, claims, damages or liabilities:

(1) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in light of the circumstances in which they were made, contained in any Registration Statement or in any Prospectus; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by Distributor to AFLIC specifically for use in the preparation of any such Registration Statement or any amendment thereof or supplement thereto;
(2) result from any breach by Distributor of any provision of this Agreement.
This indemnification shall be in addition to any liability that Distributor may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the person seeking indemnification.
c. General. Promptly after receipt by a party entitled to indemnification (“indemnified person”) under this Section 8 of notice of the commencement of any action as to which a claim will be made against any person obligated to provide indemnification under this Section 8 (“indemnifying party”), such indemnified person shall notify the indemnifying party in writing of the commencement thereof as soon as practicable thereafter, but failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to the indemnified person otherwise than on account of this Section 8. The indemnifying party will be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified person for reasonable legal and other expenses incurred by such indemnified person in defending himself or itself.
d.
Duration. The indemnification provisions contained in this Section 8 shall remain operative in full force and effect, regardless of any termination of this Agreement. A successor by law of Distributor or AFLIC, as the case may be, shall be entitled to the benefits of the indemnification provisions contained in this Section 8.

Item 31.	Principal Underwriter
(a)
Until January 18, 2014, American Family Securities, LLC acted as the registrant’s principal underwriter. It also acted as the principal underwriter for American Family Variable Account I. Beginning on January 18, 2014, Sunset Financial Services, Inc. became the registrant’s principal underwriter and the principal underwriter for American Family Variable Account I.

(b)	Officers and Directors of Sunset Financial Services, Inc. and their addresses are as follows:
Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Director, Chairman of the Board
Walter E. Bixby	Director
Janice L. Brandt	Vice President, Chief Compliance Officer
Susanna J. Denney	Vice President, Chief Operations Officer
Donald E. Krebs	Director
David A. Laird	Director
A. Craig Mason Jr.	Director, Secretary
Mark A. Milton	Director
Kristen Peil	Assistant Vice President
Ellee P. Sibbing	Treasurer
Kelly T. Ullom	Director, President
*	The principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.
(c)
Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
Sunset Financial Services, Inc.	$ 0	None	N/A	N/A

Item 32.	Location of Books and Records
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940, as amended, and rules thereunder, are maintained by American Family Life Insurance Company at 6000 American Parkway, Madison, Wisconsin 53783-0001 and at 3520 Broadway Avenue, Kansas City, Missouri 64111-2565.
Item 33.	Management Services
All management contracts are discussed in Part A or Part B of this registration statement.
Item 34.	Fee Representation
        American Family Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, American Family Variable Account II and American Family Life Insurance Company have duly caused this post-effective amendment to the registration statement to be signed on their behalf by the undersigned, thereunto duly authorized in the City of Madison and State of Wisconsin, on February 16, 2022.
AMERICAN FAMILY VARIABLE ACCOUNT II (REGISTRANT)
		By:	*
William Todd Fancher President American Family Life Insurance Company
AMERICAN FAMILY LIFE INSURANCE COMPANY (DEPOSITOR)
		By:	*
William Todd Fancher President
*By:	/s/ Krystle L. Garcia		As Attorney-in-Fact pursuant to Power of Attorney
Krystle L. Garcia

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities indicated on February 16, 2022.
	Signatures	Title

	*	Director, President
	WILLIAM TODD FANCHER	(Principal Executive Officer)

	*	Director, Treasurer
	TROY P. VAN BEEK	(Principal Financial Officer)

	*	Assistant Treasurer
	MARY A. THEILEN	(Principal Accounting Officer)

	*	Director, Secretary
DAVID C. HOLMAN

	*	Director
JEFFREY J. SWALVE

	*	Director, Chairperson of the Board
JESSICA J. STAUFFACHER

*By:	/s/ KRYSTLE L. GARCIA	As Attorney-in-Fact pursuant to Power of Attorney
KRYSTLE L. GARCIA

EXHIBIT INDEX
(o)	Powers of Attorney